SALARIED PENSION PLAN OF
                            ELJER MANUFACTURING, INC.


                             As Amended and Restated
                          Effective as of April 1, 1989

                                    PREAMBLE

         The Salaried Pension Plan of Eljer Manufacturing, Inc. (the "Plan") was established, effective as of April 1, 1989, for the purpose of providing retirement income security to eligible salaried employees of Eljer Manufacturing, Inc. (the "Company") and certain related entities.

         Prior to April 1, 1989, the salaried employees of the Employer eligible to participate in this Plan were participants in the Salaried Pension Plan of Household Manufacturing, Inc. (the "Prior Plan"). As of April l, 1989, Household International, Inc. ("HI") spun off portions of Household Manufacturing, Inc. ("HMI") and, in connection therewith, merged, effective March 31, 1989, certain defined benefit pension plans maintained by HMI and its subsidiaries and divisions into the Household International, Inc. Retirement Income Plan, which plan shall provide benefits accrued by such eligible employees under the Prior Plan as of March 31, 1989. This Plan provides benefits based on all service taken into account under the Prior Plan and this Plan, which benefits shall be offset by amounts payable from the Prior Plan.

         By this instrument, effective April 1, 1989, the Company hereby amends and restates the Plan to comply with the applicable requirements of the Tax Reform Act of 1986, as amended, related legislation, and the regulations promulgated thereunder.

         Retirement benefits payable to employees under this Plan shall be determined solely by the provisions of the Plan in effect on the date of such employees' retirement or termination, except as otherwise specifically provided in the Plan.

                                TABLE OF CONTENTS

         ARTICLE l - DEFINITIONS
                  Section 1.01.  "Affiliated Company"...........................................................  1
                  Section 1.02.  "Alternate Payee"..............................................................  1
                  Section 1.03.  "Authorized Leave of Absence"..................................................  1
                  Section 1.04.  "Average Final Compensation"...................................................  1
                  Section 1.05.  "Beneficiary"..................................................................  2
                  Section 1.06.  "Benefit Commencement Date" or "Annuity Starting Date".........................  2
                  Section 1.07.  "Board of Directors"...........................................................  2
                  Section 1.08.  "Break-in-Service".............................................................  2
                  Section 1.09.  "Code".........................................................................  2
                  Section 1.10.  "Committee"....................................................................  2
                  Section 1.11.  "Company"......................................................................  2
                  Section 1.12.  "Compensation".................................................................  2
                  Section 1.13.  "Covered Compensation".........................................................  3
                  Section 1.14.  "Credited Service".............................................................  4
                  Section 1.15.  "Deferred Vested Pension"......................................................  4
                  Section 1.16.  "Disability Benefit"...........................................................  4
                  Section 1.17.  "Early Retirement Pension".....................................................  4
                  Section 1.18.  "Effective Date"...............................................................  4
                  Section 1.19.  "Eligible Retirement Plan".....................................................  4
                  Section 1.20.  "Employee".....................................................................  4
                  Section 1.21.  "Employer".....................................................................  4
                  Section 1.22.  "Equivalent Actuarial Value"...................................................  5
                  Section 1.23.  "ERISA"........................................................................  5
                  Section 1.24.  "Executive Bonus Program"......................................................  5
                  Section 1.25.  "Final Average Compensation"...................................................  5
                  Section 1.26.  "Insurance Company"............................................................  5
                  Section 1.27.  "Member".......................................................................  5
                  Section 1.28.  "Normal Retirement Age"........................................................  5
                  Section 1.29.  "Normal Retirement Date".......................................................  5
                  Section 1.30.  "Normal Retirement Pension"....................................................  6
                  Section 1.31.  "Pension.......................................................................  6
                  Section 1.32.  "Plan".........................................................................  6
                  Section 1.33.  "Plan Year"....................................................................  6
                  Section 1.34.  "Prior Plan"...................................................................  6
                  Section 1.35.  "Qualified Domestic Relations Order"...........................................  6
                  Section 1.36.  "Required Commencement Date"...................................................  6
                  Section 1.37.  "Retired Member"...............................................................  7
                  Section 1.38.  "Retirement"...................................................................  7
                  Section 1.39.  "Severance from Service Date"..................................................  7
                  Section 1.40.  "Social Security Retirement Age"...............................................  7
                  Section 1.41.  "Spouse".......................................................................  7

                  Section 1.42.  "Spousal Consent"..............................................................  7
                  Section 1.43.  "Spouse's Pension".............................................................  8
                  Section 1.44.  "Taxable Wage Base"............................................................  8
                  Section 1.45.  "Trust Agreement"..............................................................  8
                  Section 1.46.  "Trust Fund"...................................................................  8
                  Section 1.47.  "Trustee"......................................................................  8
                  Section 1.48.  "Vesting Service"..............................................................  8

         ARTICLE 2 - MEMBERSHIP
                  Section 2.01.  Eligibility....................................................................  9
                  Section 2.02.  Periods of Membership..........................................................  9
                  Section 2.03.  Leased Employees...............................................................  9

         ARTICLE 3 - SERVICE
                  Section 3.01.  Determination of Vesting Service............................................... 10
                  Section 3.02.  Credited Service............................................................... 11
                  Section 3.03.  Calculation of Vesting Service and Credited Service............................ 12
                  Section 3.04.  Corporate Transactions......................................................... 12

         ARTICLE 4 - BENEFITS
                  Section 4.01.  Normal Retirement Pension...................................................... 13
                  Section 4.02.  Early Retirement Pension....................................................... 14
                  Section 4.03.  Deferred Vested Pension........................................................ 14
                  Section 4.04.  Normal Form of Pension......................................................... 15
                  Section 4.05.  Member Pension Elections....................................................... 16
                  Section 4.06      Optional Forms of Payment................................................... 17
                  Section 4.07.  Lump-Sum Cashout Distribution When Vested
                                    Pension not in Excess of $3,500............................................. 19
                  Section 4.08.  Deemed Distribution to Non-vested Member....................................... 20
                  Section 4.09.  Spouse's Pension............................................................... 20
                  Section 4.10.  Death of Member................................................................ 21
                  Section 4.11.  Qualified Domestic Relations Orders............................................ 21
                  Section 4.12.  Basis of Payment............................................................... 22
                  Section 4.13.  Maximum Benefit Limitation..................................................... 22
                  Section 4.14.  Limitation on Time of Payment.................................................. 26
                  Section 4.15.  Restoration of Retired Member or
                                    Other Former Employee to Service............................................ 27
                  Section 4.16.  Transfers...................................................................... 29
                  Section 4.17.  Special Provisions Applicable to Certain
                                    Former Members in the Prior Plan............................................ 30
                  Section 4.18.  Disability Benefit............................................................. 30

         ARTICLE 5 - CONTRIBUTIONS
                  Section 5.01.  Employer Contributions......................................................... 32
                  Section 5.02.  No Participant Contributions................................................... 33

         ARTICLE 6 - ADMINISTRATION OF PLAN
                  Section 6.01.  Appointment of Committee....................................................... 34
                  Section 6.02.  Meetings....................................................................... 34
                  Section 6.03.  Action of Committee............................................................ 34
                  Section 6.04.  Powers and Duties.............................................................. 34
                  Section 6.05.  Expenses....................................................................... 36
                  Section 6.06.  Funding Policy................................................................. 36
                  Section 6.07.  Liability of Committee Members................................................. 36
                  Section 6.08.  Reliance on Reports and Certificates;
                                    Actions Taken in Good Faith................................................. 36
                  Section 6.09.  Member's Own Benefits.......................................................... 37

         ARTICLE 7 - MEMBER ADMINISTRATIVE PROVISIONS
                  Section 7.01.  Personal Data to Committee..................................................... 38
                  Section 7.02.  Address for Notification....................................................... 38
                  Section 7.03.  Inalienability of Benefits..................................................... 38
                  Section 7.04.  Litigation Against the Trust................................................... 38
                  Section 7.05.  Information Available.......................................................... 39
                  Section 7.06.  Beneficiary's Right to Information............................................. 39
                  Section 7.07.  Claims Procedure............................................................... 39
                  Section 7.08.  Claims for Benefits............................................................ 39
                  Section 7.09.  Appeal and Review.............................................................. 40
                  Section 7.10.     Service of Legal Process.................................................... 40
                  Section 7.11.     Place of Payment and Proof of Continued Eligibility......................... 40
                  Section 7.12.  No Rights Implied.............................................................. 40

         ARTICLE 8 - TRUST FUND
                  Section 8.01.  Purpose and Establishment of Trust Fund........................................ 42
                  Section 8.02.  Exclusive Benefit of Members................................................... 42
                  Section 8.03.  Benefits Supported Only By the Trust Fund
                                    and Insurance Contracts..................................................... 42

         ARTICLE 9 - GENERAL PROVISIONS
                  Section 9.01.  No Rights of Employment........................................................ 43
                  Section 9.02.  Certain Pension Reductions..................................................... 43
                  Section 9.03.  Payments in the Event of Death, Illness and Legal Disability................... 43
                  Section 9.04.  Certain Credited Service....................................................... 43
                  Section 9.05.  Merger or Consolidation of Plan................................................ 44
                  Section 9.06.  Merged Plan Pension............................................................ 44
                  Section 9.07.  Payments Only from Trust Fund.................................................. 45

                  Section 9.08.  Unclaimed Benefits............................................................. 45

         ARTICLE 10 - AMENDMENT OR TERMINATION
                  Section 10.01.  Amendment and Duration of the Plan............................................ 46
                  Section 10.02.  Procedure for Amendment....................................................... 47
                  Section 10.03.  Termination of the Plan....................................................... 47
                  Section 10.04.  Corporate Transactions........................................................ 47
                  Section 10.05.  Certain Restrictions on Distributions......................................... 47

         ARTICLE 11 - TOP HEAVY PROVISIONS
                  Section 11.01.  Top Heavy Rules Applied....................................................... 49
                  Section 11.02.  Minimum Benefits.............................................................. 49
                  Section 11.03.  Adjustment to Limitation on Benefits.......................................... 50
                  Section 11.04.  Vesting Schedule.............................................................. 51
                  Section 11.05.  Additional Definitions........................................................ 52

         ARTICLE 12 - MISCELLANEOUS
                  Section 12.01.  Execution of Receipts and Releases............................................ 55
                  Section 12.02.  No Guarantee of Interests..................................................... 55
                  Section 12.03.  Employer Records.............................................................. 55
                  Section 12.04.  Interpretations and Adjustments............................................... 55
                  Section 12.05.  Errors in Payment: Misstatements.............................................. 55
                  Section 12.06.  Uniform Rules................................................................. 55
                  Section 12.07.  Evidence...................................................................... 55
                  Section 12.08.  Severability.................................................................. 56
                  Section 12.09.  Notice........................................................................ 56
                  Section 12.10.  Waiver of Notice.............................................................. 56
                  Section 12.11.  Successors.................................................................... 56
                  Section 12.12.  Obligations of the Company.................................................... 56
                  Section 12.13.  Headings...................................................................... 56
                  Section 12.14.  Governing Law................................................................. 56

                                    ARTICLE l

                                   DEFINITIONS

         The following words and phrases when used in this Plan shall have the respective meanings set forth below unless the context clearly indicates otherwise:

         Section 1.01. "Affiliated Company" shall mean any company which is a component member with the Employer of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code, a member with the Employer of a group of trades or businesses (whether or not incorporated) under common control as determined in accordance with Section 414(c) of the Internal Revenue Code, a member with the Employer of an affiliated service group as determined in accordance with Section 414(m) of the Internal Revenue Code, or any other entity required to be aggregated with the Employer in accordance with
Section 414(o) of the Internal Revenue Code.

         Section 1.02. "Alternate Payee" shall mean any spouse, former spouse, child, or other dependent of a Member who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Member.

         Section 1.03. "Authorized Leave of Absence" shall mean any absence authorized by an Employer. An Authorized Leave of Absence shall be granted by an Employer for mandatory service in the Armed Forces of the United States and jury duty, or to comply with the Family and Medical Leave Act of 1993 or the Uniform Services Employment and Reemployment Rights Act of 1994. An Authorized Leave of Absence may be granted by an Employer for sickness, accident, vacation, or disability, or for other reasons under rules established by the Employer and uniformly applied to all individuals similarly situated.

         Section 1.04. "Average Final Compensation" shall mean the average annual Compensation of a Member during the 60 consecutive months in the last 120 months of his Credited Service affording the highest such average, or during all the months of his Credited Service if less than 60. In computing Average Final Compensation, any bonus payment shall be included in the Compensation for the period in which the payment was received and not the period with respect to which it was accrued, and any accrued bonus paid after the Member's date of Retirement or termination of service shall be disregarded. If more than five bonus payments have been made to a Member under the Executive Bonus Program during the period included in the computation of such Member's Average Final Compensation, only the five highest such bonus payments shall be included in the Member's Compensation for the purpose of such computation. In the case of a Member who is entitled to Credited Service hereunder with respect to a period during which he is on an Authorized Leave of Absence or during which he is entitled to a Disability Benefit pursuant to Section 4.18, his Average Final Compensation shall be equal to the greater of his Average Final Compensation determined as of the date of commencement of the Authorized Leave of Absence or Disability Benefit, as the case may be, or his Average Final Compensation determined as if, during his Credited Service while on leave of absence or entitled to a Disability

Benefit, he had received Compensation at his last rate of base salary prior to the commencement of the leave or disability.

         Section 1.05. "Beneficiary" shall mean any person or fiduciary designated pursuant to the terms hereof by a Member who is or may become entitled to receive benefits under the Plan following the death of such Member.

         Section 1.06. "Benefit Commencement Date" or "Annuity Starting Date" shall mean the first day of the first month for which an amount is payable to a Member as an annuity. In the event that an amount is not payable in the form of an annuity, the Benefit Commencement Date shall mean the first day on which all events (including the passing of the day on which benefits are scheduled to commence) have occurred which entitle the Member to his first benefit payment from the Plan.

         Section 1.07. "Board of Directors" shall mean the Board of Directors of the Company as constituted from time to time, or any committee appointed by, and serving at the pleasure of, the Board of Directors to exercise some or all of the powers of the Board of Directors with respect to the Plan.

         Section 1.08. "Break-in-Service" shall mean a period which constitutes a break in an Employee's Credited Service, as provided in Section 3.01.

         Section 1.09. "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations and rulings issued thereunder.

         Section 1.10. "Committee" shall mean the Eljer Pension Committee as constituted from time to time whose members are appointed pursuant to, and have the responsibilities specified in, Article 6.

         Section 1.11. "Company" shall mean Eljer Manufacturing, Inc. or any successor by merger, purchase or otherwise. Notwithstanding the foregoing, prior to the Effective Date of the Plan, the terms Employer and Company shall have the meaning of Company set forth in the Prior Plan.

         Section 1.12. "Compensation" shall mean the total remuneration paid to an Employee for services rendered to the Employer, determined prior to any reduction pursuant to a Member's election to defer amounts pursuant to a cafeteria plan as defined in Section 125 of the Code maintained by the Employer or pursuant to a salary reduction agreement under any other plan described in Sections 401(k), 403(b) and 408(k) of the Code maintained by the Employer, but excluding awards under the Long Term Performance Bonus Plan, severance pay, contributions under this Plan and any other qualified employee benefit plan, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits, amounts realized from the exercise of a non-qualified stock option, amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, amounts realized when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and any premiums paid under any group health, life, accident or other insurance plan.

         For (i) any Plan Year (A) beginning on and after the Effective Date and before January 1, 1994, only the first $200,000 of Compensation shall be taken into account (or such other amount as the Secretary of the Treasury may prescribe at the same time and in the same manner as provided under Section 415(d) of the Code for adjusting the dollar limitation in effect under Section 415(b)(1)(A) of the Code) (hereinafter referred to as the "Pre-OBRA `93 Compensation Limitation") and (ii) any Plan Year beginning after December 31, 1993, only the first $150,000 of Compensation shall be taken into account (or, beginning January 1, 1995, such other amount as may be determined under Section 401(a)(17)(B) of the Code) (hereinafter referred to as the "OBRA `93 Compensation Limitation"). The Pre-OBRA `93 Compensation Limitation and the OBRA `93 Compensation Limitation are hereinafter sometimes collectively referred to as the "Compensation Limitation".

         In determining the Compensation of each Member who is (i) a more than five percent owner of the Employer or (ii) a highly compensated employee (within the meaning of Section 414(q) of the Code) in the group consisting of the ten highly compensated employees paid the greatest Compensation during the Plan Year (without regard to this sentence), for purposes of applying the applicable Compensation Limitation for a Plan Year, the spouse of each such Member and each of his lineal descendants who have not attained age 19 before the close of the Plan Year shall not be treated as a separate Employee for that Plan Year and the Compensation of each such family member shall be aggregated with the Compensation of the Member as if it were paid to the Member. If, as a result of the application of the preceding sentence, the applicable Compensation Limitation (as it may be adjusted) is exceeded, then the applicable Compensation Limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.12 prior to the application of this limitation.

         Notwithstanding  the  limitations  of this  Section  1.12  required  by
Section  401(a)(17) of the Code, the Pension of a Member shall be the greater of
(i) the Member's Pension determined by using the OBRA `93 Compensation Limitation for all of the Member's years of Credited Service or (ii) the sum of
(A) the Member's Pension as of December 31, 1993 determined by applying the Pre-OBRA `93 Compensation Limitation and (B) the Member's Pension for Plan Years commencing on and after January 1, 1994 determined by applying the OBRA `93 Compensation Limitation. In addition, in accordance with Treasury Regulation
Section 1.401(a)(4)-13(c)(5)(i), the Pension of a Member who is an eligible Employee and, thus, an active Member shall be increased to reflect increases in the limitation prescribed by Section 415 of the Code.

         Section 1.13. "Covered Compensation" shall mean for any Plan Year, the average without indexing of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Member attains Social Security Retirement Age. In determining a Member's Covered Compensation, the Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made.

         Section 1.14. "Credited Service" shall mean service for purposes of determining the amount of a Pension payable hereunder, recognized under the Plan, for purposes of determining the amount of a Pension payable hereunder, determined as provided in Section 3.02.

         Section 1.15. "Deferred Vested Pension" shall mean a Pension payable to a Member who satisfies the requirements of Section 4.03.

         Section 1.16. "Disability Benefit" shall mean a benefit to which a Member who satisfies the requirements of Section 4.18 is entitled.

         Section 1.17. "Early Retirement Pension" shall mean a Pension payable to a Member who satisfies the requirements of Section 4.02.

         Section 1.18. "Effective Date" shall mean April l, 1989, except as otherwise provided herein.

         Section 1.19. "Eligible Retirement Plan" shall mean, for a Member or for an Alternate Payee who is the former Spouse of a Member, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan described in
Section 401(a) of the Code that accepts direct transfers. In the case of a distribution to the Member's surviving Spouse, an Eligible Retirement Plan shall mean an individual retirement account or individual retirement annuity.

         Section 1.20. "Employee" shall mean any person regularly employed by the Employer, classified as a salaried employee by the Employer, who receives regular stated Compensation other than severance pay, retainer or fee under contract, or who is not currently covered under any other retirement plan maintained by the Employer, as determined by the Employer. "Employee" shall include a citizen or resident of the United States who is employed by the Employer outside the United States, but shall not include any other person employed by the Employer outside the United States. "Employee" shall also include a citizen or resident of the United States who is employed by a foreign affiliate of the Employer, with respect to which the Employer has entered into an agreement pursuant to Section 3121(1) of the Internal Revenue Code to have the service of any such person with such affiliate covered by Title II of the Social Security Act. "Employee" shall include a "leased employee" within the meaning of Section 414(n)(2) of the Code.

         Section 1.21. "Employer" shall mean the Company and any other Affiliated Company which adopts the Plan by action of its board of directors with the approval of the Board of Directors.

         Section 1.22. "Equivalent Actuarial Value" shall mean the equivalent value, as of the date of commencement of the benefit, of a benefit differing in time, period or manner of payment from a specified benefit provided under the Plan. Such value shall be determined using the 1984 Unisex Pension Annuity Mortality Table and an interest rate of 7%, compounded annually. In no event, however, shall a single sum payment described in Section 4.06 or Section 4.07 have a lesser value than that produced by using the interest rate structure that would be used by the Pension Benefit Guaranty Corporation as of the first day of the Plan Year in which such payment is made for purposes of determining the present value of a Member's benefit, assuming that the Plan had terminated as of such date. In the event of any Plan amendment that changes actuarial assumptions (which, for this purpose, includes a change in the interest rate from 6% to 7%, adopted by the Committee on September 27, 1990 effective as of October 1, 1990), the Equivalent Actuarial Value of a Member's total accrued benefit on or after the date of the change is the greater of (i) the Equivalent Actuarial Value of the Member's accrued benefit as of the date of the change, computed on the basis of the assumptions in effect immediately prior to the change, or (ii) the Equivalent Actuarial Value of the Member's total accrued benefit, computed on the basis of the assumptions as in effect immediately subsequent to the change.

         Section  1.23.  "ERISA"  shall  mean  the  Employee  Retirement  Income
Security Act of 1974, as amended, and any regulations or rulings issued thereunder.

         Section 1.24.  "Executive  Bonus  Program"   shall   mean   the   Eljer
Industries, Inc. Long-Term Executive Compensation Plan, as amended from time to time.

         Section 1.25. "Final Average Compensation" shall mean the average annual Compensation based on the 3 consecutive-calendar year period preceding a Member's termination of employment with the Employer. In determining Final Average Compensation, Compensation for any calendar year in excess of the Taxable Wage Base in effect at the beginning of such year shall not be taken into account. "Final Average Compensation" shall not exceed Average Final Compensation.

         Section 1.26. "Insurance Company" shall mean the insurance company or companies by whom the funds of the Plan may be held as provided in Article 8.

         Section 1.27.  "Member"  shall   mean  any   person  included   in  the
membership of the Plan as provided in Article 2.

         Section 1.28. "Normal Retirement Age" shall mean the later of (i) the 65th anniversary of the Employee's birth, or (ii) the fifth anniversary of his commencement of participation in the Plan.

         Section 1.29.  "Normal Retirement Date" shall mean the first day of the
calendar  month  coincident  with  or  next  following  the  Employee's   Normal
Retirement Age.

         Section 1.30. "Normal Retirement Pension" shall mean the Pension payable to a Member who satisfies the requirements of Section 4.01.

         Section 1.31. "Pension" shall mean the amount of benefits payable under the Plan as provided in Article 4.

         Section 1.32. "Plan" shall mean the Salaried Pension Plan of Eljer Manufacturing, Inc., as described herein or as hereafter amended.

         Section 1.33. "Plan Year" shall mean the twelve-month period commencing on any January 1; provided, however, that the first Plan Year shall commence on April l, 1989 and end on December 31, 1989.

         Section 1.34. "Prior Plan" shall mean the Salaried Pension Plan of Household Manufacturing, Inc., as in effect on March 31, 1989.

         Section 1.35. "Qualified Domestic Relations Order" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which (i) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Member, (ii) is made pursuant to a state domestic relations law,
(iii) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Member under the Plan and (iv) complies with the requirements of Section 414(p) of the Code. In the case of any payment before a Member has terminated his Employment, a domestic relations order will not be treated as failing to be a Qualified Domestic Relations Order solely because such order requires the payment of benefits be made to an Alternate Payee (a) on or after the date on which the Member attains (or would have attained) his earliest retirement age (within the meaning of Section 414(p)(4)(B) of the Code) under the Plan, (b) as if the Member had retired on the date on which payment is to commence under such order (taking into account only the present value of benefits actually accrued as of such date and not taking into account the present value of any Employer subsidy for early retirement), and (c) in any form in which such benefits may be paid under the Plan to the Member (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his subsequent spouse).

         Section 1.36. "Required Commencement Date" shall mean April 1 of the calendar year following the calendar year in which the Member attains the age of seventy and one-half (70-1/2). Notwithstanding the foregoing, the Required Commencement Date for a Member who is not a five percent (5%) owner within the meaning of Section 416(i)(1)(B)(i) of the Code, who attained age seventy and one-half (70-1/2) during 1988, and had not retired by the Effective Date, will be April 1, 1990. In addition, the Required Commencement Date for a Member who attained age seventy and one-half (70-1/2) before January 1, 1988, and who was not a five percent (5%) owner within the meaning of Section 416(i)(1)(B)(i) of the Code during any Plan Year ending with or within the Plan Year in which he reached age sixty-six and one-half (66-1/2) or any subsequent year, is the April 1 following the later of the calendar year in which the Member reaches age seventy and one-half (70-1/2) or retires. Lastly, the Required Commencement Date for a Member who filed a written election pursuant to section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 before December 31, 1983, electing to defer the commencement of his benefits shall be the date specified in such election if the election satisfies all of the applicable requirements specified by the Internal Revenue Service, as determined by the Committee.

         Section 1.37. "Retired Member" shall mean any retired Employee who is receiving a Pension except a former Employee who is receiving a Deferred Vested Pension.

         Section 1.38. "Retirement" shall mean the termination of a Member's employment with the Employer for reasons other than death after a Member has fulfilled the requirements for a Normal Retirement Pension or an Early Retirement Pension. Retirement shall be considered as commencing on the first day immediately following a Member's last day of employment with the Employer.

         Section 1.39. "Severance from Service Date" shall mean the earlier of an Employee's actual date of Retirement, death or other termination of employment with the Employer or an Affiliated Company, or the first anniversary of the first day of a period in which he remains absent from service, with or without pay, with the Employer or an Affiliated Company, for any reason other than Retirement, death or other termination of employment.

         Section 1.40. "Social Security Retirement Age" shall mean age 65 for Members whose date of birth is prior to 1938; age 66 for Members whose date of birth occurred during or after 1938 but prior to 1955; or, age 67 for Members whose date of birth is after 1954.

         Section 1.41. "Spouse" shall mean a Member's spouse to whom the Member has been married throughout the one year period ending on the earlier of (i) the Member's Benefit Commencement Date or (ii) the date of the Member's death; provided, however, that if a Member marries within one year before the Benefit Commencement Date and the Member and the Member's spouse in such marriage have been married for at least the one year period ending on or before the date of the Member's death, such Member and such spouse shall be treated as having been married throughout the one year period ending on the Member's Benefit Commencement Date.

         Section 1.42. "Spousal Consent" shall mean written consent given by a Member's Spouse to an election made by the Member of a specified form of Pension or a designation of a specified nonspouse Beneficiary which may not be changed without Spousal Consent (or the consent of the Spouse expressly permits designations by the Member without any requirements of further Spousal Consent). Such consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the Spouse of the Member's election. The requirement for Spousal Consent may be waived by the Committee to the extent permitted under applicable law.

         Section 1.43. "Spouse's Pension" shall mean a benefit payable to the surviving Spouse of a Member who satisfied the requirements of Section 4.09 and who had not commenced his Pension prior to his death.

         Section 1.44. "Taxable Wage Base" shall mean, with respect to any Plan Year, the maximum amount of Compensation which may be considered wages for such Plan Year under Section 3121(a)(1) of the Code, as amended throughout the date of determination and determined as of the first day of such Plan Year.

         Section 1.45. "Trust Agreement" shall mean the agreement between the Company and the Trustee or any successor Trustee establishing the Trust Fund and specifying the duties of the Trustee with respect to the assets of the Plan.

         Section 1.46. "Trust Fund" means all property of every kind held or acquired by the Trustee under the Trust Agreement.

         Section 1.47. "Trustee" shall mean the persons or entities from time to time appointed by the Board of Directors to act in the fiduciary capacity of trustee under the Trust Agreement and hold all or a portion of the Trust Fund as provided in Article 7.

         Section 1.48. "Vesting Service" shall mean service recognized for purpose of determining eligibility for membership in and eligibility for benefits under the Plan, determined as provided in Section 3.01.

         Word Usage Except when otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in the singular shall also include the plural, and vice versa. The words "hereof", "herein", "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. All references to Sections and Articles shall mean and refer to Sections and Articles contained in this Plan unless otherwise indicated.

         Construction It is the intention of the Employers (i) that the Plan be qualified under the provisions of Sections 401(a) and 501(a) of the Code and all provisions hereof shall be construed to that result, and (ii) that the provisions of the Plan, as amended and restated hereby, shall apply only to a Member who effectively terminates employment on or after the Effective Date.


End of Article 1

                                    ARTICLE 2

                                   MEMBERSHIP


         Section 2.01. Eligibility. Every person who becomes an Employee on or after April 1, 1989 shall become a Member of the Plan on the date he becomes an Employee.

         Section 2.02. Periods of Membership. An Employee's membership in the Plan shall terminate upon termination of his employment with the Employer or an Affiliated Company if he is not entitled to either an immediate or a deferred Pension under the Plan. Membership shall be continued during a period for which he is accruing Credited Service in accordance with Section 4.18 while entitled to a Disability Benefit, or during a period while on an Authorized Leave of Absence from service approved by the Employer or an Affiliated Company, or during a period while he is not an "Employee" as herein defined but is in the employ of the Employer or an Affiliated Company, but in the latter two instances Credited Service for purposes of benefit computation shall be recognized for such period only as specifically provided in Section 3.02. If any Employee's membership in the Plan terminates and he again becomes an Employee, he shall be considered a new Employee for all purposes of the Plan, except as provided in
Section 4.15.

         Section 2.03. Leased Employees. Notwithstanding anything in the Plan to the contrary, "leased employees" within the meaning of Section 414(n) of the Code shall not be eligible for membership in the Plan.





End of Article 2

                                    ARTICLE 3

                                     SERVICE


         Section 3.01.  Determination of Vesting Service.

         (a) Except as hereinafter provided, an Employee's period of employment with the Employer or an Affiliated Company, whether or not as an "Employee" as herein defined, shall be Vesting Service for the purposes of the Plan. Vesting Service shall commence on the date on which the Employee first performs an hour of service and shall terminate on such Employee's Severance from Service Date. For purposes of this Section 3.01, an hour of service shall be an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Company. Except as hereinafter provided, an Employee's Break-in- Service commences on the Employee's Severance from Service Date. If an Employee's employment is terminated and he is subsequently reemployed within 12 months, the period between his Severance from Service Date and the date of his reemployment shall be included in his Vesting Service, except that if his employment is terminated during a period of absence from service for reasons other than Retirement, death, or termination of employment, Vesting Service shall be recognized for the period from his Severance from Service Date to the date of his reemployment only if he is reemployed within 12 months of the first day of such absence. A Break-in-Service shall occur if an Employee is not reemployed within one year after a Severance from Service Date, provided, however, that if an Employee's employment is terminated or if the Employee is otherwise absent from work because of the pregnancy of the Employee, the birth of a child of the employee or the placement of a child with the Employee in connection with the adoption of such child by such Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement, his Severance from Service Date shall be the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of such absence shall not be Vesting Service and shall not constitute a Break-in-Service. In the event of a Break-in-Service, any period prior to the Break- in-Service shall thereafter be excluded from an Employee's Vesting Service, except as provided in Section 4.15.

         (b) With respect to any Employee who was an active or terminated participant in the Prior Plan on March 31, 1989 and who becomes a participant under this Plan as of April 1, 1989 or at a later date, for purposes of determining such Employee's eligibility for benefits under this Plan, Vesting Service for service rendered prior to April 1, 1989 shall be equal to the service recognized for that purpose under the Prior Plan as of March 31, 1989.

         (c) If an Employee shall have been absent from the service of the Employer or an Affiliated Company (i) because of service in the Armed Forces of the United States for which his reemployment rights are protected by the laws of the United States and if he shall have returned to the service of the Employer or such Affiliated Company, having applied to return within 90 days (or such other period as may be required under the Uniform Services Employment and Reemployment Act of 1994) either (A) after having become entitled to release from active duty in the Armed Forces or (B) after hospitalization continuing after discharge for a period of not more than one year, (ii) on an Authorized Leave of Absence under the Family and Medical Leave Act of 1993, or, (iii) on any other Authorized Leave of Absence with pay (for this purpose, if an Employee is receiving short-term disability benefits from the Employer or from a plan maintained by the Employer, such Employee will be considered as being on an Authorized Leave of Absence with pay), such absence shall not count as a Break-in-Service and shall be considered as Vesting Service.

         (d) A period during which an Employee is on an Authorized Leave of Absence shall not be considered as a Break-in-Service and, under rules uniformly applicable to all Employees similarly situated, the Committee may authorize the inclusion in Vesting Service of any portion of such period of leave which is not included in Vesting Service under Section 3.01(a) or 3.01(c) for purposes of determining eligibility for benefits under the Plan.

         Section 3.02.  Credited Service.

         (a) Except as otherwise herein provided, all Vesting Service rendered as an Employee while a Member or participant shall be Credited Service under the Plan. Any period between a Severance from Service Date and a reemployment date which is recognized as Vesting Service under Section 3.01(a) and any period of absence without pay included in Vesting Service pursuant to Section 3.01(d) shall be excluded from his Credited Service.

         (b) Credited Service shall include any period of service in the Armed Forces of the United States and any period of service during which a Member is on an Authorized Leave of Absence under the Family and Medical Leave Act of 1933 or any other Authorized Leave of Absence with pay which is included in a Member's Vesting Service pursuant to Section 3.01(c). The Compensation for any such period of absence without pay include in Credited Service pursuant to this paragraph (b) shall be at the Member's rate of Compensation in effect prior to the commencement of such period.

         (c) Except as otherwise provided in Sections 3.02(b), 4.15, 4.16 and 4.18, the following periods of Vesting Service shall be excluded for the purpose of computing a Member's Credited Service under the Plan:

                  (i) Vesting Service during any leave of absence, including an Authorized Leave of Absence, from an Affiliated Company.

                  (ii)    Vesting  Service  in  the  employ  of  an   Affiliated
                          Company, unless recognized pursuant to Section 3.04.

                  (iii) Vesting Service with the Employer other than as an "Employee" as herein defined.

                  (iv) Any period between a Member's Severance from Service Date and his date of reemployment which is included in his Vesting Service pursuant to Section 3.01(a).

         Section 3.03. Calculation of Vesting Service and Credited Service. Vesting Service and Credited Service shall be determined based on years and fractional years of Vesting Service and Credited Service with one-twelfth of a year counted for:

         (a) Each month in which an Employee receives Compensation for active employment during such month.

         (b) Each month in which an Employee is on leave of absence because of occupational injury or disease and on account of which he receives Workers' Compensation for at least one payroll period.

         (c) Each month included in Vesting Service, other than a month included in (b) above, in which the Employee does not receive Compensation.

         (d) Each month during which a disabled Member is entitled to Credited Service under Section 4.18.

         No Vesting Service shall be granted after Retirement because of a compensable Authorized Leave of Absence.

         Section 3.04. Corporate Transactions. In the discretion of the Board of Directors, under rules uniformly applicable to all persons similarly situated and in accordance with regulations issued by the Secretary of Treasury under
Section 401(a)(4) of the Code, Vesting Service for the purpose of determining eligibility for benefits and Credited Service for the purpose of computing benefits under the Plan may be granted for periods of continuous employment immediately preceding employment by the Employer with an Affiliated Company or an associated, subsidiary, or predecessor corporation, including a corporation substantially all of whose assets have been absorbed by the Employer by purchase of assets, consolidation, merger or otherwise.





End of Article 3

                                    ARTICLE 4

                                    BENEFITS


         Section 4.01.  Normal Retirement Pension.

         (a) The right of a Member to his Normal Retirement Pension shall be nonforfeitable upon his attainment of Normal Retirement Age. A Member may retire from service on a Normal Retirement Pension on the first day of any calendar month on or after his Normal Retirement Date; however, a Member may defer his Retirement and remain in service with the Employer after his attainment of Normal Retirement Age and continue to accrue benefits under the Plan until actual Retirement.

         (b) Except as provided in paragraphs (c), (d) and (e) below, the annual Normal Retirement Pension payable to a Member upon retirement on or after his Normal Retirement Date shall be equal to the difference between (i) and (ii) where: (i) is the amount determined under (A), offset by the lesser of (B) and
(C), and (ii) is the amount equal to the benefit payable as a single life annuity at Normal Retirement Age under the Prior Plan.

         (A) An amount equal to one and one-half percent (1-1/2%) of the Member's Average Final Compensation, multiplied by the number of years of his Credited Service.

         (B) An amount equal to three quarters of one percent (3/4%) of the smaller of Average Final Compensation or Covered Compensation, multiplied by the total number of years of Credited Service not to exceed 35 years.

         (C) An amount equal to (i) 0.555% (if the Social Security Retirement Age is 65), 0.525% (if the Social Security Retirement Age is 66), or 0.485% (if the Social Security Retirement Age is 67), multiplied by
         (ii) the lesser of Final Average Compensation or Covered Compensation, multiplied by (iii) the total number of years of Credited Service not to exceed 35 years.

         (c) In no event shall the amount of benefit determined in accordance with Section 4.01(b) above be less than the benefit accrued as of December 31, 1993.

         (d) If a Member remains in service after his Normal Retirement Date, no Retirement Pension shall be payable during such continuance of service. Upon Retirement, the Normal Retirement Pension payable to the Member shall be the greater of (i) and (ii) where (i) the amount of his Normal Retirement Pension payable upon actual Retirement taking into account Credited Service and Compensation through such actual Retirement Date and (ii) the amount of Pension payable as of the Member's Late Retirement Date by the Equivalent Actuarial Value of the amount of his Normal Retirement Pension determined as of his Normal Retirement Date.

         (e) Notwithstanding any other provision of the Plan to the contrary, distribution of any Pension to any Member shall commence, in accordance with regulations issued by the Secretary of the Treasury under Section 401(a)(9) of the Code, not later than the Member's Required Commencement Date.

         Section 4.02.  Early Retirement Pension.

         (a) A Member  in  active  service  may  retire  on an Early  Retirement
Pension on the first day of any month prior to his Normal Retirement Date coinciding with or following his attainment of age 55 and completion of 10 years of Vesting Service. Notwithstanding the foregoing, if a Member was a participant in the Prior Plan, and was eligible to retire on a date which is earlier than the date described in the preceding sentence, such a Member shall be entitled to retire on an Early Retirement Pension on the first day of any month prior to his Normal Retirement Date on which he would have been able to so retire under the Prior Plan.

         (b) (i) If the Member retires after his attainment of age 62 and completion of 10 years of Vesting Service, his Early Retirement Pension shall be equal to a Normal Retirement Pension computed in accordance with Section 4.01 on the basis of his Average Final Compensation and Credited Service at the time of early Retirement.

                  (ii) If the Member has completed 10 years of Vesting Service and retires prior to his attainment of age 62, his Early Retirement Pension shall be a deferred Pension commencing on the first day of the calendar month coincident with or next following the 62nd anniversary of the Member's birth and shall be computed as a Normal Retirement Pension computed in accordance with
Section 4.01 on the basis of his Average Final Compensation and Credited Service at the time of early Retirement and the Plan provisions in effect at that time. The Member may, however, elect to have the Early Retirement Pension commence on the first day of any calendar month prior to his attainment of age 62 following receipt by the Committee of his written election thereof, in a reduced amount. Such amount shall be equal to the deferred pension commencing at age 62 reduced by five-twelfths of one per cent for each month by which the date of commencement of the Member's Pension precedes the first day of the calendar month coincident with or next following the 62nd anniversary of his birth.

         Section 4.03.  Deferred Vested Pension.

         (a) A Member who, for reasons other than retirement or death, ceases to be employed by the Employer or an Affiliated Company, shall be eligible for a Deferred Vested Pension on application therefor, provided that at the time his service is terminated be has completed 5 years of Vesting Service.

         (b) The Deferred Vested Pension shall be computed as a Normal Retirement Pension in accordance with Section 4.01 on the basis of his Average Final Compensation and Credited Service at his date of termination and the Plan provisions in effect on that date.

         (c) The Deferred Vested Pension payable under this Section 4.03 shall commence on the later of (i) the Member's Normal Retirement Date or (ii) the first day of the calendar month next following receipt by the Committee of the Member's written application for such Pension. If such application is received after his Normal Retirement Date, the Pension shall be actuarily increased in the same manner as for late retirements in accordance with Section 4.01(d).

         (d) Upon attainment of age 55, a Member who had completed 10 years of Vesting Service as of his termination of service (or had been provided with special deferred vested pension benefits under Section 4.03(e) of the Prior
Plan) shall be eligible to receive, upon written application therefor, a Deferred Vested Pension commencing on the first day of any calendar month following such Member's attainment of age 55, in a reduced amount which shall be equal to the Deferred Vested Pension commencing at Normal Retirement Date reduced by five-twelfths of one per cent for each month by which the date of commencement of such Pension precedes his Normal Retirement Date.

         (e) Notwithstanding the foregoing provisions of this Section 4.03, a Member whose employment with the Employer terminates as a result of the cessation of the business operations of (i) the Eljer Plumbingware Atlanta, Georgia plant, (ii) the GlasTec Middlebury, Valdosta and Gainsville plants and the Wilson plant and (iii) Design Plus York, Pennsylvania location shall be deemed to be 100% vested in a Pension based on the number of actual years of Credited Service performed by such Member.

         Section 4.04.  Normal Form of Pension.

         (a) Qualified Joint and Survivor Annuity. The normal form of Pension for a Member who is married to a Spouse on his Benefit Commencement Date will be a qualified joint and survivor annuity. The qualified joint and survivor annuity shall provide the Member with an annuity based on the Member's Normal, Early or Deferred Vested Pension, as the case may be, payable for the Member's life, and upon his death fifty percent of such amount shall be paid to the Member's Spouse for his life. The annuity payable to the Member shall be reduced to the Equivalent Actuarial Value of the single life annuity described in Section 4.04(b).

         (b) Single Life Annuity. The normal form of Pension for a Member who is unmarried on the Member's Benefit Commencement Date will be a single life annuity. The single life annuity will provide a monthly annuity to the Member for life, in an amount based on the Member's Normal, Early or Deferred Vested Pension, as the case may be, with no further payment after his death.

         (c) Marital Status. The Committee will request each Member to confirm his marital status, or to indicate any change therein, prior to his Benefit Commencement Date, and the form of such Member's Pension shall be determined by his marital status as so stated, in the absence of the election of an optional form of benefit in accordance with the provisions of Sections 4.05 and 4.06.

         Section 4.05.  Member Pension Elections.

         (a) Election Not to Take Qualified Joint and Survivor Annuity or Single Life Annuity. A Member who qualifies for the qualified joint and survivor annuity or single life annuity described in Section 4.04 may elect to receive his Pension in one of the optional forms of benefit described in Section 4.06 or revoke such an election, provided that the Member notifies the Committee in writing of such election or revocation of election on an appropriate form supplied by the Committee for this purpose. No election made under this Section 4.05(a) shall be effective without Spousal Consent unless it is established to the satisfaction of the Committee that the consent of a Spouse cannot be obtained because the Spouse cannot be located or such other circumstances as the Secretary of the Treasury may prescribe by regulation exist.

         The Committee shall furnish to each Member who is eligible to make an election under this Section 4.05(a) a written explanation in nontechnical language of (i) the terms and conditions of the qualified joint and survivor annuity or single life annuity, (ii) the Member's right to make, and the effect of, an election to waive the qualified joint and survivor annuity or single life annuity form of benefit, (iii) the rights of the Member's Spouse under this
Section 4.05(a) with respect to such waiver election, (iv) the right to make, and the effect of, a revocation of an election to waive the qualified joint and survivor annuity or single life annuity form of benefit and (v) a special tax notice issued by the Internal Revenue Service regarding the general tax consequences of a distribution, including the Member's right, if applicable, to roll over all or a portion of his Pension to an Eligible Retirement Plan pursuant to Section 401(a)(31) of the Code.

         If such notification is made by mail or personal delivery, it shall be made by such time as to reasonably assure that it will be received by the Member at least thirty (30) days and not more than ninety (90) days before the Benefit Commencement Date. Notice of the election may be given by alternative means, which must be reasonably calculated to reach the attention of the Member on or about the time period specified in the preceding sentence and continue to reach the attention of the Member during the period in which he may make the election (as, for example, by posting or repeated publication). A Member may make an election not to take a qualified joint and survivor annuity or single life annuity in favor of his Pension payable in a form prescribed by Section 4.06 hereof at any time during the ninety (90) day period preceding the Benefit Commencement Date. Furthermore, a Member may request additional information regarding the qualified joint and survivor annuity or single life annuity during the sixty (60) day period following the date the above explanation is mailed or personally delivered or otherwise communicated to such Member. If the Member requests additional information, the Member may make an election not to take a qualified joint and survivor annuity or single life annuity any time during the sixty (60) day period following the date the original requested information is mailed or personally delivered to such Member.

         Notwithstanding the preceding provisions, in no event shall the period during which a Member may elect not to take a qualified joint and survivor annuity or single life annuity in favor of a Pension payable in an optional form of benefit specified in Section 4.06 hereof or to revoke such election expire earlier than the Benefit Commencement Date.

         A Member may revoke an election made pursuant to this Section 4.05(a) during the ninety (90) day period ending on the Benefit Commencement Date, and the Member may make a new election thereafter if it otherwise complies with this
Section 4.05(a). A Member's election not to take a qualified joint and survivor annuity or single life annuity, if timely made, is effective on the date the Member's payment of his Pension is to commence under the Plan. A Member's revocation of an election not to take a qualified joint and survivor annuity or single life annuity is effective on the date the Member notifies the Committee thereof in accordance with this Section 4.05(a). Any such new election or revocation of any election previously made shall be made in accordance with the provisions of this Section 4.05(a).

         (b) Conditions of Election of Optional Form. The Member shall not make any election for an optional form of Pension, under which the present value of the Pension payable solely to the Member will not be greater than fifty percent of the present value of the total Pension payable to the Member and his Beneficiaries; provided, however, that if the Member receives his Pension in the form a qualified joint and survivor annuity described in Section 4.04(a) hereof, the preceding limitation shall not apply. The Committee shall determine "present value" as of the date the Trustee is to commence payment of the Pension to the Member. If the Committee determines to disallow a Member's election, it shall direct the Trustee in writing to commence payment of the Member's Pension to him in the normal form specified in Section 4.04. The Committee shall apply the provisions of this Section 4.05(b) in a nondiscriminatory and uniform manner. If the Member or, in the case of Options 2, 3 or 4 set forth in Section 4.06, the Beneficiary designated under the option, dies prior to the Member's Benefit Commencement Date, the Member's election of the option thereby shall be revoked.

         Section 4.06 Optional Forms of Payment. By making the election described in Section 4.05(a) and by giving written notice to the Committee during the election period specified in Section 4.05(a), a Member may elect to receive his Pension, in one of the following optional forms of benefit in lieu of the normal form provided for in Section 4.04, subject to the provisions of
Section 4.14. The amount of the Member's Pension payable under any of the optional forms of benefit described in this Section 4.06 shall be the Equivalent Actuarial Value of the Member's normal form of benefit provided for in Section 4.04.

         The optional forms of benefit that a Member may elect are as follows:

         Option 1. Single Life Annuity. A Member whose normal form of Pension is a qualified joint and survivor annuity, as described in Section 4.04(a), may elect to receive his Pension in the form of a single life annuity payable monthly during the Member's life, with no Pension payable after his death.

         Option 2. Joint and 100% Survivor Annuity. A Member may elect to receive a modified Pension payable to the Member monthly for life, with one hundred percent (100%) of such modified Pension payable monthly to and for the life of his named Beneficiary, if such Beneficiary survives the Member.

         Option 3. Joint and 75% Survivor Annuity. A Member may elect to receive a modified Pension payable to the Member monthly for life, with seventy-five percent (75%) of such modified Pension payable monthly to and for the life of his named Beneficiary, if such Beneficiary survives the Member.

         Option 4. Joint and 50% Survivor Annuity. A Member may elect to receive a modified Pension payable to the Member monthly for life, with fifty percent (50%) of such modified Pension payable monthly to and for the benefit of his named Beneficiary, if such Beneficiary survives the Member.

         Option 5. Five Year Certain Option. A Member may elect to receive a modified Pension payable to the Member for life, with the provision that if the Member dies before receiving a total of sixty (60) monthly payments, payment of such modified annuity shall be continued to a named Beneficiary, until the number of payments received by the Member and his Beneficiary equal a total of sixty (60) payments. If the Beneficiary predeceases the Member, the death of a Beneficiary shall not increase the amount the Member is entitled to receive but the Member may designate a new Beneficiary under this option. In the event that the Beneficiary dies before all of the monthly payments have been paid pursuant to this option, such payments shall continue to be made to the estate of the last to die of the Member or Beneficiary until a total of sixty (60) monthly payments have been received by the Member and such estate.

         Option 6. Ten Year Certain Option. A Member may elect to receive a modified Pension payable to the Member for life, with the provision that if the Member dies before receiving a total of one hundred twenty (120) monthly payments, payment of such modified annuity shall be continued to a named Beneficiary, until the number of payments received by the Member and his Beneficiary equal a total of one hundred twenty (120) payments. If the Beneficiary predeceases the Member, the death of a Beneficiary shall not increase the amount the Member is entitled to receive but the Member may designate a new Beneficiary under this option. In the event that the Beneficiary dies before all of the monthly payments have been paid pursuant to this option, such payments shall continue to be made to the estate of the last to die of the Member or Beneficiary until a total of one hundred twenty (120) monthly payments have been received by the Member and such estate.

         Option 7. Direct Rollover. Effective for distributions commencing on and after January 1, 1993, a Member may elect to receive all or a portion of his Pension in the form of a direct rollover to an Eligible Retirement Plan, provided that such distribution otherwise qualifies for direct rollover under
Section 401(a)(31) of the Code.

          Special Lump Sum Option. In addition to the optional forms of benefit set forth in this Section 4.06, a Member who terminates employment with the Employer as a result of the cessation of the business operations of (i) the Eljer Plumbingware Atlanta, Georgia plan, (ii) the GlasTec Middlebury, Valdosta and Gainsville plants and the Wilson plant and (iii) Design Plus York, Pennsylvania location may, by written notice received by the Committee, elect to receive his Pension in a single sum payment of Equivalent Actuarial Value, calculated in accordance with the provisions of Section 4.04 hereof and payable as soon as administratively possible following the Member's termination of employment; provided, however, for any such Pension payable on and after January 1, 1993, such Member may elect to transfer all or a portion of his Pension to an Eligible Retirement Plan, provided such Pension exceeds $200 and otherwise qualifies for direct rollover pursuant to Section 401(a)(31) of the Code. The Committee shall prescribe the procedures a Member must follow to request a direct rollover of his Pension pursuant to this Section 4.06.

         Section 4.07. Lump-Sum Cashout Distribution When Vested Pension not in Excess of $3,500. If a Member terminates employment for any reason, including Retirement, and the present value of such Member's vested Pension payable to him at his Normal Retirement Date is not greater than $3,500, or if a Member dies and the present value of the Spouse's Pension payable to his surviving Spouse under Section 4.09 not greater than $3,500, or if the present value of a Pension payable to a former Spouse who is an Alternate Payee under a Qualified Domestic Relations Order is not greater than $3,500 (determined without regard to the value of the Member's remaining Pension), unless the Member, or if applicable, the surviving Spouse or former Spouse elects a direct rollover under this
Section 4.07, the Committee shall direct the Trustee to distribute the Member's vested Pension (or where the Member has died, the Spouse's Pension or, in the case of a former Spouse, the Pension payable under the Qualified Domestic Relations Order) in a single sum payment as soon as administratively practicable following the Member's termination of employment (or where the Member has died, the date on which the Committee receives notice of the Member's death or, in the case of a Pension payable to a former Spouse, the date of entry of the Qualified Domestic Relations Order). No distribution may be made to a Member under this
Section 4.07 after the Member's Benefit Commencement Date without the written consent of the Member and, if he is married, his Spouse. For the purpose of this
Section 4.07, present value will be the Equivalent Actuarial Value determined under Section 1.22 of the Member's or, if applicable, former Spouse's Pension payable in the normal form of payment under Section 4.04 at his Normal
Retirement Date (or where the Member has died, the Spouse's Pension under Section 4.09). Alternatively, the Member or, if applicable, the surviving Spouse or former Spouse may elect to transfer all or a portion of his Pension to an Eligible Retirement Plan, provided that the present value of such Pension exceeds $200 and otherwise qualifies for direct rollover pursuant to Section 401(a)(31) of the Code. If a Member or a former or surviving Spouse elects a direct rollover under this Section 4.07, the Committee will direct the Trustee to roll over all or a portion of the Pension to the Eligible Retirement Plan specified by the Member or a former or surviving Spouse, as the case may be. If a Member or a former or surviving Spouse elects to transfer only a portion of his Pension under this Section 4.07 to an Eligible Retirement Plan, the remainder of his Pension shall be distributed in a single sum. The Committee shall prescribe the procedures a Member or a former or surviving Spouse must follow to request a direct rollover of his Pension pursuant to this Section 4.07.

         A Member's Credited Service under the Plan shall be disregarded following the single sum payment of the full present value of Member's Pension under this Section 4.07 and under Section 4.06 if the Member subsequently returns to employment with the Employer and such Member shall not be entitled to repay such single sum payment upon his reemployment.

         Section 4.08. Deemed Distribution to Non-vested Member. If a Member terminates employment at a time when such Member's Deferred Vested Pension equals Zero Dollars ($0), the Member shall be deemed to receive a distribution of his entire Pension vested as of the day he terminates employment. If such Member subsequently returns to employment with the Employer prior to the date on which the Member incurs five consecutive Breaks in Service, upon his reemployment, the Member shall be credited with his years of Credited Service credited prior to his termination of employment with the Employer for purposes of determining any Pension to which he is entitled at any later date.

         Section 4.09.  Spouse's Pension.

         (a) In the  event  of the  death  of a  Member  (whether  as an  active
Employee or a former Employee) before his Benefit Commencement Date who satisfied the vesting requirements of Section 4.03 prior to his death and who is survived by a Spouse, such Spouse shall be entitled to a Spouse's Pension, determined in accordance with this Section 4.09. The Spouse's Pension shall commence on the date the Member would have reached his Normal Retirement Date or on the first day of the month next following the Member's date of death, if later. However, if the Member's death occurs prior to his Normal Retirement Date, the Member's Spouse may elect to receive the Spouse's Pension commencing on the first day of the month immediately following the later of (i) the Member's date of death or (ii) the earliest date the Member would have been eligible for benefit commencement under Section 4.03(d).

         (b) The Spouse's Pension shall be equal to (i) in the case of a Member or former Member who dies after he has completed the age and service requirements for an Early or Normal Retirement Pension, the Pension which would have been payable to the Spouse under Section 4.04(a) if the Member had retired on an Early or Normal Retirement Pension, whichever is applicable, beginning on the first day of the month in which he died as provided in Section 4.01 or
Section 4.02(b), and (ii) in the case of any other Member or former Member, the Pension which would have been payable to the Spouse, based on the Member's accrued Plan benefit as of the date of death, if the Member had elected to have his Pension begin on the earliest date provided in Section 4.03(d), and then had died on the next following day. In either case, the Spouse's Pension shall be calculated as follows:

                  (i) a Pension computed in accordance with Section 4.01 on the basis of the Member's Compensation and Credited Service as of the first day of the month preceding his date of death; reduced by

                  (ii) the appropriate reduction factor for early Retirement as provided in Section 4.02(b) or for early commencement of a Deferred Vested Pension as provided in Section 4.03(d), if either reduction is applicable; multiplied by

                  (iii) the actuarial equivalent factor for a qualified joint and survivor annuity Pension with fifty percent (50%) of the Member's Pension continued after his death to his Spouse, as provided in Section 4.04(a); multiplied by:

                  (iv) fifty percent (50%)

         (c) If a Member dies without a surviving Spouse or dies prior to satisfying the vesting requirements of Section 4.03, no Pension or other benefit will be payable from the Plan with respect to his participation herein to any person, except as provided in Section 4.10(b).

         Section 4.10.  Death of Member.

         (a) If a Member dies on or after his Benefit Commencement Date, no further periodic payments will be made under the Plan to any person with respect to the deceased Member's Pension, unless the Member had elected an optional form of benefit pursuant to Section 4.06 that provides for payments to a surviving co-annuitant or Beneficiary, or an annuity is payable to the Member's surviving Spouse in accordance with Section 4.09.

         (b) Upon receipt of proof, satisfactory to the Committee, of the death of a Member who retired on or after April 1, 1989 and on or after his attainment of age 60 and who is not covered under the Company's group life insurance program at the time of his death, a single sum benefit equal to $3,000 shall be paid to the person nominated by him by written designation duly acknowledged and filed with the Committee, if such person survives him, otherwise to the legal representatives of such deceased Member.

         Section 4.11. Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall direct the Trustee to segregate in a separate account or in an escrow account the amount that would have been payable to the Alternate Payee during such period if the domestic relations order is determined to be a Qualified Domestic Relations Order.

         If within eighteen (18) months the domestic relations order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance held in the escrow account, as applicable, to the person or persons entitled thereto. If within eighteen (18) months it is determined that the order is not a Qualified Domestic Relations Order or the issue as to whether such domestic relations order is a Qualified Domestic Relations Order is not resolved, the Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance of the escrow account, as applicable, to the person or persons who would have been entitled to such amounts if there had been no domestic relations order. Any determination that a domestic relations order is a Qualified Domestic Relations Order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

         The Committee shall establish reasonable procedures for determining whether a domestic relations order is a Qualified Domestic Relations Order and to administer distributions under Qualified Domestic Relations Orders. When the Plan receives a domestic relations order, the Committee shall promptly notify the appropriate Participant and any other Alternate Payee of the receipt of such order and the Committee's procedures for determining whether such order is a Qualified Domestic Relations Order. The Committee shall determine whether a domestic relations order is a Qualified Domestic Relations Order within a reasonable period after receipt of such order, and shall within a reasonable time after such determination notify the Participant and each Alternate Payee of such determination.

         Payment of amounts awarded to an Alternate Payee shall be made in accordance with the terms of the Qualified Domestic Relations Order; provided, however, that if the present value of the Alternate Payee's Pension does not exceed $3,500, such Pension shall be paid in accordance with Section 4.07.

         Section 4.12. Basis of Payment. Except as provided in Sections 4.06 and 4.07, all Pension payments under the Plan shall be paid monthly commencing on the first day of the month coinciding with or next following Member's Retirement Date (or the first day of the month designated in Section 4.09 in the case of a Spouse's Pension) and will continue to be paid on the first of each month thereafter. No Pension payments which are destined to end with the death of a person shall be paid after the date on which the person last entitled to payment dies.

         Section 4.13. Maximum Benefit Limitation. Notwithstanding any provision contained herein to the contrary:

         (a) the amount of annual  Pension,  determined in accordance  with this
Section 4.13, payable with respect to a Member under this Plan and any other defined benefit plan (as described in Section 415(k) of the Code) maintained by the Employer for any Limitation Year shall not exceed an amount equal to the lesser of:

                  (i) $90,000 adjusted for increases in the cost of living pursuant to Section 415(b)(1)(A) of the Code; or

                  (ii)     100% of the Member's Average Compensation.

                  The determination of whether a Member's Pension, payable under the Plan exceeds the limitations of this Section 4.13 shall be made by adjusting such Pension, so that it is the Equivalent Actuarial Value of a straight life annuity with no ancillary benefits (such adjustment being made in accordance with regulations promulgated by the Secretary of the Treasury or its delegate pursuant to Section 415(b)(2)(B) of the Code); provided, however, that any portion of an annuity that constitutes a qualified joint and survivor annuity shall not be taken into account.

         (b) In the event a Member has been credited with less than ten years of participation in the Plan, the $90,000 dollar limitation under Section
4.13(a)(i) shall be reduced by multiplying such limit by a fraction, the numerator of which is the Member's years of participation (or part thereof) and the denominator of which is ten. In the event the Member has been credited with less than ten years of service with the Employer (or part thereof), the compensation limitation under Section 4.13(a)(ii) shall be reduced by multiplying such limit by a fraction, the numerator of which is the number of years of service credited to the Member and the denominator of which is ten.

         (c) If any Member begins to receive a Pension under this Plan before such Member attains Social Security Retirement Age, the maximum annual Pension, that such Member may receive hereunder shall be adjusted so that it is the Equivalent Actuarial Value of $90,000 per year beginning at Social Security
Retirement Age. If a Member begins to receive a Pension, hereunder after he attains Social Security Retirement Age, the maximum annual Pension, permitted hereunder shall be the Equivalent Actuarial Value of $90,000 per year beginning at Social Security Retirement Age. Any adjustment made pursuant to the foregoing shall be made in accordance with applicable rules prescribed by the Secretary of the Treasury. In making an actuarial adjustment to any benefit pursuant to the terms of this paragraph, no cost of living adjustment to the $90,000 limitation under Section 415(d)(1) of the Code shall be taken into account before the year in which such cost of living adjustment is made.

         (d) If the benefit the Member would otherwise accrue in a Limitation Year would produce an annual Pension in excess of the limitation under Section 4.13(a), the rate of accrual will be reduced so that the annual Pension will equal the limitation under Section 4.13(a).

         (e) The limitations in Section 4.13(a) shall not be applied with respect to any Member whose annual Pension is not more than $1,000 multiplied by the Member's number of years of service or parts thereof (not to exceed ten) with the Employer, and the Member has not at any time participated in any defined contribution plan (as defined in Section 415(k) of the Code) maintained by the Employer.

         (f) If, in any Limitation Year a Member also participates in one or more qualified defined contribution plans (within the meaning of Section 414(i) of the Code) maintained by the Employer (whether or not terminated), then for any Limitation Year, the sum of the Defined Benefit Plan Fraction for such Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year shall not exceed 1.0.

         (g) If, in any Limitation Year, the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for a Member would exceed 1.0 without adjustment of the amount of the maximum annual Pension that can be paid to such Member under Section 4.13(a), the sum of the fractions will be reduced to 1.0 by first reducing any voluntary employee after-tax contributions to this Plan, then by reducing any voluntary employee after-tax contributions to the defined contribution plans, and then by reducing the amount of the maximum annual Pension that can be paid to such Member under Section 4.13(a) to the extent necessary to reduce the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for such Member to 1.0. In addition, Committee may take such other action consistent with section 415 of the Code to cause the sum to equal 1.0 or less.

         (h)  Definitions:

                  (i) "Average  Compensation" means for purposes of this Section
                  4.13 the average Annual Compensation during a Member's high three years of service, which period is the actual number of consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive years with the Employer) during which the Employee had the greatest aggregate Annual Compensation from the Employer.

                  (ii) "Employer" means for purposes of this Section 4.13, the Employer and any Affiliated Company that adopts this Plan; provided, however, the determination under Section 414(b) and
                  (c) of the Code shall be made as if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it is incorporated into Section 414(b) and (c) of the Code.

                  (iii) "Annual Compensation" means for purposes of this Section 4.13, a Member's earned income, wages, salaries, fees for professional service and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) and excluding the following:

                           (A)  Employer  contributions  to a plan  of  deferred
                           compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under
                           Section 219(b)(2) of the Code, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

                           (B) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                           (D) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract under Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee), contributions made by the Employer for medical benefits (within the meaning of Section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition, or any amount otherwise treated as an Annual Addition under
                           Section 415(l)(1) or 419A(d)(2) of the Code.

                  For Limitation Years beginning after December 31, 1991, Annual Compensation for any Limitation Year is the Annual Compensation actually paid or includable in gross income during such Limitation Year.

                  (iv) "Defined Contribution Plan Fraction" means for purposes of this Section 4.13, for any Limitation Year a fraction:

                           (A) the numerator of which is the sum of the annual additions (as defined in Section 415 (c)(2) of the Code) to the Member's account under the defined contribution plans maintained by the Employer as of the close of the Limitation Year; and

                           (B) the denominator of which is the lesser of:

                                    (1) the product of 1.25, multiplied by the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under
                                    Section 415(c)(1)(A) of the Code for the Limitation Year (determined without regard to Section 415(c)(6) of the Code), or

                                    (2)   Thirty-five   percent   (35%)  of  the
                                    Member's   Annual   Compensation   for   the
                                    Limitation Year and all prior years of service for the Employer.

                  The Defined Contribution Plan Fraction shall be calculated by taking into account special transition rules authorized under
                  Section 415 of the Code. In addition, the annual addition (as defined in Section 415(c)(2) of the Code) for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as an annual addition.

                  (v) "Defined Benefit Plan Fraction" means for purposes of this
                  Section 4.13 for any Limitation Year a fraction:

                           (A) the projected annual benefit of the Member under this Plan and any other defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Employer determined as of the close of the Limitation Year; and

                           (B) the denominator of which is lesser of:

                                    (1)  the product of 1.25, multiplied by  the
                                    dollar   limitation   in   effect   for  the
                                    Limitation Year under Section 415(b)(1)(A) of the Code; or

                                    (2) 1.4  multiplied  by 100% of the Member's
                                    Average    Compensation,    including    any
                                    adjustments under Section 415(b) of the Code.

                  (vi)  "Limitation Year" means the Plan Year.

                  (vii) "Social Security Retirement Age" means age 65 in the case of a Member attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Member attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before
                  January 1,1955), and age 67 for a Member attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

         Section 4.14. Limitation on Time of Payment. Notwithstanding any provision in this Plan specifying a date for the commencement of benefit payments from the Plan, distribution of the Member's Pension shall commence, unless the Member otherwise elects, not later than sixty (60) days after the Plan Year in which the latest of the following events occurs:

         (a)  The date the Member attains Normal Retirement Age; or

         (b)  The date the Member terminates employment with the Employer; or

         (c) The tenth anniversary of the last day of the Plan Year in which the Member commenced participation in the Plan.

         Notwithstanding the foregoing, distribution of each Member's Pension shall commence not later than the Member's Required Commencement Date and the entire vested Pension of each Member shall be distributed in full to such Member not later than the Required Commencement Date or shall be distributed, commencing not later than the Required Commencement Date, in accordance with regulations over the life of such Member or over the lives of such Member and his Beneficiary (or over a period not extending beyond the life expectancy of such Member or the life expectancy of such Member and his Beneficiary).

         Further, if a Member has commenced receiving distributions under the Plan and the Member dies before his entire interest has been distributed to him, the remaining portion, if any, of such interest that is distributable under this Plan shall be distributed to the Member's Beneficiary at least as rapidly as such interest would have been distributed to the Member, commencing not later than the Member's Required Commencement Date, under the method of distribution in effect at the Member's death. If the Member dies before the distribution of his Pension has commenced, the entire interest of the Member shall be distributed within five years after the death of the Member; provided, however, if any portion of the Member's interest is payable to or for the benefit of a Beneficiary and such portion of the Member's undistributed interest will be distributed in accordance with regulations over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary and such distributions commence not later than one year after the date of the Member's death (or such later date as the Secretary of Treasury may by regulation prescribe), the deceased Member's interest shall be distributed in accordance with the method of payment under which the interest will be distributed over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary.

         Notwithstanding the foregoing, if the Beneficiary is the surviving Spouse of the Member, the deceased Member's interest shall be distributed to such surviving Spouse on or before the date on which the Member would have attained age 70-1/2; provided, further, that if the surviving Spouse dies before the distributions to such spouse commence, the distribution of the interest of the deceased Member shall begin on or before a date determined as if the surviving Spouse were the Member. For purposes of this Section 4.14, and pursuant to regulations prescribed by the Secretary of the Treasury, any amount paid to a child of the Member shall be treated as if it had been paid to the surviving Spouse of the Member if such amount will become payable to the surviving Spouse upon such child's attainment of majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury). For the purposes of this paragraph, the term "Beneficiary" shall include only individuals.

         Nothing in this Section 4.14 shall permit any Member or Beneficiary to elect any form of distribution not otherwise expressly permitted under this Plan; but rather, the Committee may at any time modify any form of distribution elected by a Member or Beneficiary to ensure compliance with this paragraph. In addition, all distributions from the Plan shall be made in accordance with the requirements of Section 401(a)(9) of the Code, including the incidental benefit rules set forth in Prop. Treas. Reg. Section 1.401(a)(9)-2, and any grandfather or transitional rules issued thereunder. Any distribution provision contained herein which conflicts with Section 401(a)(9) of the Code will be disregarded and the provisions of Section 401(a)(9) will govern.

         Section 4.15. Restoration of Retired Member or Other Former Employee to Service.

         (a) If any Member in receipt of a Pension is restored to service with the Employer or an Affiliated Company prior to his Normal Retirement Date, his Pension shall cease and any election of an optional benefit in effect thereunder shall become void. Any Credited Service to which he was entitled when he retired shall be restored to him, and upon subsequent Retirement his Pension shall be based on his Compensation and Credited Service before and after the period of prior retirement, provided that, if such Member was in receipt of an Early Retirement Pension or a Deferred Vested Pension at the time of his restoration to service, his Pension upon subsequent retirement shall be reduced by an amount of Equivalent Actuarial Value to the benefits he received prior to his restoration to service. The part of the Member's Pension upon subsequent retirement payable with respect to Credited Service rendered before the period of his previous retirement shall in no event be less than the amount of his previous Pension modified to reflect any option in effect on his subsequent retirement.

         (b) If any Member in receipt of a Pension is restored to service with the Employer or an Affiliated Company on or after his Normal Retirement Date, or any Member remains employed beyond his Normal Retirement Date, his Pension payments shall be suspended for each month during the period of reemployment which constitutes a month of "suspension service" as hereinafter provided. In the event of his death during such period, the provisions of Section 4.09 shall be applicable. For purposes of this paragraph (b), a month of "suspension service" shall be a month in which the Member is entitled to receive payment from the Employer or an Affiliated Company for at least eight days of service during such month. Upon subsequent Retirement, his Pension shall be based on his Compensation and Credited Service before and after the period of prior retirement, provided that, if such Member was in receipt of an Early Retirement Pension or a Deferred Vested Pension at the time of his restoration to service, his Pension upon subsequent Retirement shall be reduced by an amount of Equivalent Actuarial Value to the benefits he received prior to his Normal Retirement Date. The part of the Member's Pension upon subsequent Retirement payable with respect to Credited Service rendered before the period of his previous Retirement shall in no event be less than the amount of his previous Pension modified to reflect any option in effect on his subsequent Retirement. Upon subsequent Retirement, payment of the Member's Pension shall resume no later than the first day of the third month after the month in which the Member ceases to be employed in such suspension service, and shall be adjusted, if necessary, in compliance with Department of Labor Regulation Section 2530.203-3 in a consistent and nondiscriminatory manner.

         (c) If any Member or former participant in the Prior Plan who terminated his service under this Plan or such Prior Plan, as the case may be, was entitled to but not in receipt of a Pension at the date of such termination of service, or a former Member of this Plan or a former participant in the Prior Plan had received a lump sum settlement in lieu of his Pension and is restored to service prior to the commencement of his Pension, he shall have the Credited Service to which he was previously entitled restored to him. In the case of a former participant in the Prior Plan who terminated service prior to the Effective Date, his Credited Service prior thereto for purposes of determining his eligibility for benefits and the amount of such benefits shall be equal to his service recognized under the Prior Plan for those respective purposes. However, if such Member received a lump sum settlement in lieu of said Pension, the Credited Service so restored shall be recognized only for the purpose of determining eligibility for benefits under the Plan and not for the purpose of computing the amount of any benefit, unless such Member repays the amount of such lump sum settlement together with interest at the rate determined in accordance with Section 411(c)(2)(C) of the Code on such amount to the date of repayment, except that, if such lump sum settlement was equal to the full present value of his accrued benefit at the time of such termination, he shall not be permitted to repay such amount and such Credited Service shall not again be recognized for purposes of computing the amount of any benefit. If any Employee who was a participant in the Prior Plan terminated his service prior to the first day of the applicable plan year commencing in 1976 and was entitled to a deferred vested pension under a plan that was subsequently merged into the Prior Plan as of December 31, 1983 at the date of such termination of service and is restored to service, his Credited Service for purposes of determining his eligibility for benefits and the amount of such benefits shall be equal to his service recognized for those purposes through the date of such termination of service under the

Prior Plan, as in effect on the date of such termination, provided that he did not receive a lump sum settlement in lieu of said deferred vested benefit. Upon the Retirement or subsequent termination of a Member who was entitled to a Deferred Vested Pension at the time of his previous termination of service, who had his previous Credited Service restored pursuant to this paragraph (c), his Pension or Deferred Vested Pension shall be based on his Compensation and Credited Service before and after the period when he was not in the service of the Employer or an Affiliated Company.

         (d) If any former Member or any other former participant in the Prior Plan becomes an Employee he shall become a Member. If he has not incurred a Break-in-Service on the date he becomes a Member, his Credited Service as of such date shall be determined in accordance with Article 3. If he has incurred a Break-in-Service commencing after January 1, 1989, and the period of such Break-in-Service did not exceed five years, the Credited Service to which he was previously entitled shall be restored to him. However, if a Member had a Break-in-Service commencing on or before January 1, 1989, the break in service rules as in effect on such date under the Prior Plan shall apply in determining whether or not such prior service shall be restored. In the case of a former participant in the Prior Plan who terminated service prior to the Effective Date, his Credited Service prior thereto for purposes of determining his eligibility for benefits and the amount of such benefits shall be equal to his service recognized under the Prior Plan for those respective purposes. Upon the Retirement or subsequent termination of service of a Member whose previous Credited Service has been restored pursuant to this paragraph (d), his Pension, if any, shall be based on his Compensation and Credited Service before and after the period when he was not in the service of the Employer or an Affiliated Company.

         Section 4.16.  Transfers.

         (a) If, prior to becoming a Member of this Plan, an Employee was a participant in any other retirement plan of the Employer or an Affiliated Company, other than the Prior Plan, designated by the Board of Directors for transfer of Credited Service for purposes of this Section 4.16, there shall be included in his Credited Service for purposes of computing the amount of any benefit payable to him or on his account all service which was recognized under such other retirement plan for purposes of computing the amount of benefit thereunder at the time he was transferred from the employment classification covered by such other plan. Upon Retirement or termination of service, his Pension payable under this Plan shall be reduced by an amount of Equivalent Actuarial Value to the benefit payable under such other plan, but such reduction shall not exceed the portion of his Pension attributable to the period of his Credited Service for benefit computation purposes recognized under such other plan. In determining such reduction, in the case of a Member who has previously been transferred one or more times between plans before becoming a Member of this Plan, the periods of credited service and amounts of benefit payable from all other plans shall be combined and for this purpose a previous period of Credited Service as an Employee recognized for benefit computation purposes under this Plan shall be treated as if it were a separate period of service rendered as a participant in another plan. In the case of an employee who, prior to becoming a Member of the Plan, was employed by the Employer or an Affiliated Company in an employment classification not eligible for participation in a retirement plan of the Employer or an Affiliated Company, the Committee shall, under rules uniformly applicable to all Employees similarly situated, determine the extent, if any, to which Credited Service for benefit computation purposes shall be granted for service in such ineligible classification. In the case of a transfer between employment classifications which occurred prior to the Effective Date, this paragraph (a) shall be applicable only in accordance with the provisions of the Prior Plan except as otherwise specified above.

         (b) If a Member of the Plan ceases to be an "Employee" as herein defined, but continues in the employ of the Employer or an Affiliated Company, he shall continue to accrue Credited Service only for the purpose of determining eligibility for benefits and upon termination of employment with the Employer and its Affiliated Companies his eligibility for benefits under the Plan shall be determined on the basis of his age and Credited Service to the date of such termination of employment, but the amount of benefit shall be computed on the basis of his Compensation and Credited service at the date he ceased to be an "Employee" as herein defined. Eligibility for benefits and the amount of benefit shall be determined on the basis of the provisions of the Plan in effect on the date he ceased to be an Employee as herein defined, except as may otherwise be required by applicable law. An employee who at the date of termination of employment is not an Employee as herein defined shall not be eligible for an Early Retirement Pension pursuant to Section 4.02(b)(i) or (ii) or a Disability Benefit. The provisions of this paragraph (b) shall not be applicable to any Member referred to in the last sentence of Section 4.17 of the Prior Plan.

         Section 4.17. Special Provisions Applicable to Certain Former Members in the Prior Plan. In the case of a Member referred to in Section 4.12(b) or (c) of the Prior Plan (a former King- Seeley Plan participant), such provisions of the Prior Plan (including the reductions in benefits due to receipt of benefits under a group annuity contract and the entitlement for certain individuals to retire upon attainment of age 60 under a Normal Retirement Pension) shall continue to be applied to such Member upon Retirement from the Plan.

         Section 4.18.  Disability Benefit.

         (a) A Member who has not reached his Normal Retirement Date, but who is eligible for and in receipt of disability insurance benefits under the Social Security Act and who, at the time of discontinuance of active employment on account of disability had completed 5 years of Credited Service, shall have the period during which he is in receipt of the Social Security disability insurance benefit included in his Credited Service, provided that such Member applied for a Social Security disability benefit within 12 months from the date he ceased to be an active Employee due to his disability.

         (b) In the event a Member described in paragraph (a) recovers from disability and returns to employment with the Employer, he will continue to accrue Credited Service according to Section 3.02. In the event he recovers from disability and he does not return to employment with the Employer, he will not be entitled to any Credited Service for periods commencing on and after the date of his recovery from disability.

         (c) Once each year, the Committee may require any Member receiving Credited Service under this Section 4.18 who has not reached his Normal Retirement Date to provide satisfactory evidence of his continued eligibility for disability insurance benefits under the Social Security Act. Should any such Member refuse to provide such evidence, he will not be entitled to any additional Credited Service until his withdrawal of such refusal and, should his refusal continue for a year, all rights to additional Credited Service under this Section 4.18 shall cease. If the Committee finds that the Member has ceased to be eligible for disability insurance benefits under the Social Security Act, additional Credited Service under this Section 4.18 shall be discontinued.

         (d) Credited Service under this Section 4.18 shall automatically cease on the first day of the month preceding a Member's Normal Retirement Date.

         (e) When the disabled Member reaches his Normal Retirement Date, he will be entitled to a Normal Retirement Pension computed in accordance with
Section 4.01 on the basis of his Average Final Compensation determined in accordance with Section 1.04, his Final Average Compensation and Covered Compensation determined as of the date of commencement of his Disability Benefit, and his Credited Service at his Normal Retirement Date.





End of Article 4

                                    ARTICLE 5

                                  CONTRIBUTIONS


         Section 5.01.  Employer Contributions.

         (a) The Employer shall make regular contributions to the Trustee or the Insurance Company each year in such amounts and at such times as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. The amount of such contributions shall be paid by the Employer to one or more Trustees, to be held and administered pursuant to Article 8.

         (b) Any forfeitures of accrued rights to a Pension arising from a Member's termination of Employment or death or for any other reason prior to the termination of the Plan will be used to reduce any contribution required to be made by the Employer pursuant to Section 5.01(a) and will not increase the level of any benefit otherwise payable under the Plan.

         (c) All contributions of the Employer for a Plan Year shall be paid by the Employer no later than the due date for filing its Federal income tax return (plus extensions) for its fiscal year. If the contribution is on account of the Employer's preceding fiscal year, the contribution shall be accompanied by the Employer's notification to the Trustee that payment is on account of such prior fiscal year. Each contribution made after the end of the fiscal year on account of the Employer's prior Fiscal Year shall be deemed to have been paid as of the last day of the Employer's fiscal year to which it relates, if such contribution is made no later than the time prescribed by law for filing of the Employer's federal income tax return (including extensions thereof) for such fiscal year. An Employer may make a contribution to the Plan later than the date prescribed by law for filing its federal income tax return solely for purposes of complying with the minimum funding requirements of Section 412 of the Code.

         (d) Notwithstanding Sections 5.01(a) and (b), contribution of the amounts called for thereunder is conditioned upon the continued qualification of the Plan under Section 401 of the Code, and the continued deductibility of the amount of such contributions under Section 404 of the Code (as such Sections may be amended or reenacted). Each Employer intends, but does not guarantee, to make contributions to the Plan in at least the amount required to satisfy the minimum funding requirements of Section 412 of the Code, as specified in the valuation reports for the applicable period of time issued by the Plan's actuary. Notwithstanding the foregoing, each Employer reserves the right to reduce, suspend, or discontinue making contributions to the Plan at any time.

         (e) Return of Employer Contributions. The Employer will have no right, title or interest in the contributions made by it under Section 5.01(a) to any Trustee or Insurance Company, and no monies will revert to the Employer except that:

                  (i) Any residual assets of the Plan may be returned to the Employer in accordance with Section 10.03;

                  (ii) Any contribution made by the Employer under a mistake of fact may be returned to it within one year after the contribution is made;

                  (iii) The portion of any contribution which is conditioned upon its deductibility under Section 404 of the Code may be returned to the Employer within one year after the deduction is disallowed; and

                  (iv) Any amounts otherwise permitted to be repaid to the Employer by ERISA and the Code may be so repaid.

         Section 5.02. No Participant Contributions. Participants will not be required or permitted to make contributions to the Plan.





End of Article 5

                                    ARTICLE 6

                             ADMINISTRATION OF PLAN


         Section 6.01. Appointment of Committee. A Committee of not less than three persons shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors or its designee. The Committee will be charged with all phases of the administration of the Plan as set forth in this
Article 6 and shall be the Plan Administrator and shall carry out the administrator's duties as imposed under ERISA. The Board of Directors, or its designee, may appoint a chairman of the Committee and if it fails to do so, the members of the Committee shall elect a chairman. The Committee shall elect a secretary who may, but need not, be one of the members of the Committee who shall be responsible for maintaining minutes of the Committee meetings and copies of any reports prepared by the Committee. No member of the Committee will receive any compensation for his service as such. The members of the Committee may or may not be participants in the Plan.

         Section 6.02. Meetings. The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as they may from time to time determine.

         Section 6.03. Action of Committee. Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of such Committee and shall have the same effect for all purposes as if assented to by all members of such Committee at the time in office.

         Section 6.04. Powers and Duties. In addition to any implied powers and duties which may be needed to carry out the provisions of the Plan, the Committee shall have the following specific powers and duties:

         (a) To make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

         (b) To interpret and to construe the Plan and to decide any and all matters arising hereunder, including the right to remedy possible ambiguities, inconsistencies or omissions; provided, however, that all such interpretations and decisions shall be applied in a uniform and non-discriminatory manner to all Employees similarly situated and shall be determined in the sole and absolute discretion of the Committee, which shall be final and binding on all interested parties;

         (c) To compute the amount of any Pension which shall be payable to any Member, Spouse or Beneficiary in accordance with the provisions of the Plan;

         (d) To review and render decisions respecting a claim (or denial of a claim) for a benefit under the Plan in accordance with the claims procedure described in Article 7;

         (e)      To   authorize   disbursements   from  the  Trust   Fund  (any
                  instructions of the Committee to the Trustee shall be evidenced in writing and signed by a member of the Committee delegated with such authority by a majority of the Committee members);

         (f) To employ such advisors (including, but not limited to attorneys, independent public accountants, investment advisors, and actuaries), and such other technical and clerical personnel as may be required in the Committee's discretion for the proper administration of the Plan;

         (g) To designate by written instrument maintained in the Company's files, persons to carry out all or part of the responsibilities of the Committee, and such persons shall have the authority as may be delegated to them in such instrument;

         (h) To review the activities of any person designated to carry out any of the powers or duties of the Committee and to report to the Board of Directors at least once each year on the overall administration of the Plan;

         (i) To appoint and remove any Insurance Company or investment manager (as defined in Section 3(38) of ERISA) by whom assets of the Trust Fund are held or managed;

         (j) To establish asset administration objectives for the Trust Fund consistent with Plan requirements as determined by the Committee, and to determine and assign the amount of assets to be placed under management of each Trustee, Insurance Company or investment manager and to direct the Trustee as to the investment of the Trust Fund;

         (k) To continuously monitor the adequacy of the funds supporting the Plan to meet future liabilities and make such recommendations as needed to assure that the funds available are adequate to that purpose;

         (l) To periodically review the investment performance of the Trustee, Insurance Company and investment manager;

         (m) To supervise at least one audit of the Trust Fund for each Plan Year and review each Trustee's annual accounting;

         (n) To prepare or collect such financial or related data as the Committee may request in connection with the formulation of a funding policy for the Plan or any Plan description, report, other material or summary thereof.

         The duties and responsibilities hereby allocated to the members of the Board of Directors shall be limited solely to those duties and responsibilities expressly provided in the Plan and Trust Agreement and the additional duty of reviewing annually the annual report of the Trustee and the activities relating to the Plan of the Trustee, any investment manager, Insurance Company and the Committee. The Board of Directors may by written instrument, delegate to designated persons the authority to carry out all or part of its responsibilities.

         Section 6.05. Expenses. The reasonable expenses of the Committee and other reasonable expenses incident to the operation of the Plan, including the expenses for any bond required under section 412 of ERISA and the compensation of persons employed pursuant to Section 6.04(f), shall be paid out of the Trust Fund, but the Employer in its discretion may elect at any time to pay part or all thereof directly, and any such election shall not bind the Employer as to its right to elect, with respect to the same or other expenses at any other time, to have such compensation paid from the Fund.

         Section 6.06. Funding Policy. The Committee, with the assistance of the Plan's actuary, shall adopt, review and, if necessary, revise a funding policy and method consistent with the objectives of the Plan.

         Section 6.07.  Liability  of  Committee  Members.   No  member  of  the
Committee will be liable for any action or failure to act with respect to the Plan except as expressly provided by ERISA.

         Section 6.08. Reliance on Reports and Certificates; Actions Taken in Good Faith. The members of the Committee, the Company and its directors, officers and employees shall be entitled to rely conclusively upon all tables, valuations, certifications, opinions and reports which may be furnished by any actuary, accountant, controller, counsel or other person who is employed or engaged for such purposes. In addition, such parties shall be entitled to rely upon information furnished by a Member or Beneficiary, the Company or the legal counsel for the Company.

         The members of the Committee, the Company and its directors, officers and employees shall be fully protected with respect to any action taken or suffered by them in good faith and in the absence of gross negligence or willful misconduct in reliance upon any such tables, valuations, certificates, reports or other advice of any such actuary, accountant, Trustee or investment manager or upon any such information furnished by a Member or Beneficiary, the Company or legal counsel for the Company.

         Section 6.09. Member's Own Benefits. No member of the Committee may act, vote or otherwise influence a decision of the Committee specifically relating to his own benefits under the Plan.






End of Article 6

                                    ARTICLE 7

                        MEMBER ADMINISTRATIVE PROVISIONS


         Section 7.01. Personal Data to Committee. Each Member and Beneficiary shall furnish to the Committee evidence, data, or information as the Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Member upon the condition precedent that each Member will promptly furnish full, true, and complete evidence, data, and information when requested to do so by the Committee, provided the Committee shall advise each Member of the effect of his failure to comply with its request.

         Section 7.02. Address for Notification. Each Member and each Beneficiary of a deceased Member shall file with the Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution made hereunder, and any communication addressed to a Member or his Beneficiary, at the last address filed with the Committee, or if no such address has been filed, then at the last address shown by the records of the Employer, shall be deemed to have been delivered to the Member or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid, to be forwarded to such address.

         Section 7.03. Inalienability of Benefits. Except as provided in a Qualified Domestic Relations Order or as permitted by the Code and ERISA, no benefit payment under the Plan, and no right or claim thereto, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to do so shall be void and have no effect. Likewise, no benefit payment under the Plan, or right or claim thereto, be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any individual or institution entitled to or possessing such right or claim. If any Member, Beneficiary or other person entitled to receive any benefit hereunder is adjudicated bankrupt or if any attempt is made to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such benefit or claim or right thereto, except as specifically provided in the Plan, then the Employer shall not honor any such attempt and any such benefit or any remaining portion thereof shall be paid or held, after such adjudication or attempt, for the benefit of the Member or Beneficiary, as the case may be, and paid in accordance with the provisions of the Plan.

         Section 7.04. Litigation Against the Trust. If any legal action filed against the Trustee, the Board of Directors, the Employer, the Committee, or against any member or members of the Committee or Board of Directors, by or on behalf of any Member or Beneficiary, results adversely to the Member or to the Beneficiary, the Trustee shall reimburse itself, the Board of Directors, the Employer, the Committee, and any member or members of the Committee or Board of Directors, for all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Member or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and then only to the extent permitted under Section 401(a)(13) of the Code.

         Section 7.05. Information Available. Any Member in the Plan or any Beneficiary may examine copies of the Plan's latest annual report, this Plan, the Trust Agreement, and any contract, or other instrument under which the Plan was established or is operated. The Company will maintain all of the items listed in this Section 7.05 for examination during reasonable business hours in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA. Upon the written request of a Member or Beneficiary, the Company shall furnish him with a copy of any item listed in this Section 7.05. The Company may make a reasonable charge to the person requesting the copy so furnished.

         Section 7.06. Beneficiary's Right to Information. A Beneficiary's right to (and the Company's or Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

         Section 7.07.  Claims Procedure.

         (a) General. Upon termination of employment (except in the case of early Retirement), prior to or upon becoming entitled to receive a benefit hereunder, a Member or Beneficiary shall file a claim for such benefit with the Committee at the time and in the manner prescribed by the Committee. Notwithstanding the immediately preceding sentence, the Committee may direct the Trustee to commence payment of a Member's or Beneficiary's benefits hereunder without requiring the filing of a claim therefor if the Committee has knowledge of such Member's or Beneficiary's whereabouts and sufficient facts to substantiate his entitlement to a benefit.

         (b) Early Retirement Pension. A Member who is eligible to apply for an Early Early Retirement Pension under Section 4.02 and elects to do so shall file an application therefore with the Committee at the time and in the manner prescribed by the Committee.

         Section 7.08. Claims for Benefits. Except as otherwise provided in this
Article 7, any claim relating to benefits under the Plan shall be submitted in writing to the Committee in such manner as it may direct. If the Committee determines that any applicant is not entitled to receive all or part of the benefits claimed, it will mail or deliver written notice to such applicant of
(a) its determination and the reasons therefor, with appropriate references to pertinent Plan provisions, and (b) the procedure for review of its determination. Such notice shall, if appropriate, also explain how a claimant may perfect his claim and why submission of additional information is necessary to do so. Such notice shall be provided within ninety (90) days of submission of a denied claim unless the Committee provides the claimant with notice in writing before the end of such ninety (90) day period that special circumstances require an extension of time (of no more than a single additional ninety (90) day period) for processing such claim, together with a statement of the reasons for such extension and an indication of the date on which a decision on such claim is expected to be rendered, in which case the decision of the Committee shall be rendered no later than the end of such extended period.

         Section 7.09. Appeal and Review. An applicant for benefits whose claim is submitted pursuant to Section 7.08 has been denied in whole or in part, or the duly authorized representative of such applicant, may within ninety (90) days after receipt of written notice of such denial request a review thereof and submit to the Committee in writing such further information as will, in such person's opinion, establish the applicant's right to such benefits. If, upon receipt of this further information, the Committee determines that the applicant is not entitled to the benefits claimed, it will afford the applicant, or his duly authorized representative, a reasonable opportunity to submit issues and comments in writing and to review pertinent Plan documents. The Committee will then render its final decision with the specific reasons therefor (including references to pertinent Plan provisions) in writing and will transmit such written decision to the applicant within sixty (60) days after the submission of such request for review unless (i) the time for such decision is postponed by agreement, or (ii) the Committee notifies the applicant in writing that special circumstances require an extension (for no more than a single additional sixty
(60) day period) of the period for review of such claims, in which case such decision will be transmitted to the applicant no later than the end of such extended period.

         Section 7.10.   Service of   Legal Process.  The Committee shall be the
agent of the Plan for the service of legal notice or process.

         Section 7.11. Place of Payment and Proof of Continued Eligibility. As required by Section 7.02, each Member and Beneficiary shall file with the Committee from time to time in writing his post office address and each change of post office address. Any check representing payment hereunder and any communication addressed to a Member or Beneficiary at his last address filed with the Committee, or if no such address has been filed, then at his last address as shown by the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail. If the Committee, for any reason, is in doubt as to whether Pension payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Committee, notify such person that all unmailed and future Pension payments shall be henceforth withheld until he provides the Committee with evidence of his entitlement to such benefit and his proper mailing address.

         Section 7.12. No Rights Implied. Nothing contained in this Plan, or with respect to the establishment of the Trust Fund, or any modification or amendment to the Plan or Trust Agreement, or in the creation of any account, or the payment of any benefit, shall give any Employee, Member, or Beneficiary any right to continued employment with an Employer or any legal or equitable right against an Employer or any officer, director, or Employee of an

Employer, or against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust Agreement, or ERISA.




End of Article 7

                                    ARTICLE 8

                                   TRUST FUND


         Section 8.01. Purpose and Establishment of Trust Fund. All of the funds of the Plan shall be held by a Trustee or Trustees or by an Insurance Company appointed from time to time by the Board of Directors of Eljer Industries, Inc., in trust under a Trust Agreement or in accordance with the provisions of an insurance or annuity contract, adopted, or as amended, by the Board of Directors of Eljer Industries, Inc. for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employer.

         Section 8.02. Exclusive Benefit of Members. Subject to Sections 5.01(e) and 10.03, the Trust Fund and the assets of the Plan invested in or through insurance contracts or policies shall be used and applied only in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust Fund or such insurance contracts or policies, shall be used for or diverted to purposes other than exclusively benefiting the Members and their Beneficiaries and with respect to expenses of administration. Notwithstanding the preceding sentence, as provided in Section 10.03, the Employer reserves the right to recover any residual amounts as may remain in the Trust Fund, or remain under such insurance contracts or policies, after their termination and the satisfaction of all liabilities of the Plan arising out of any variations between actual requirements and expected actuarial requirements.

         Section 8.03. Benefits Supported Only By the Trust Fund and Insurance Contracts. Any person having any claim under the Plan shall look solely to the assets of the Trust Fund and insurance contracts or policies in or through which assets of the Plan have been invested for satisfaction, and no Employer shall have any liability to any Member or Beneficiary beyond the amount of its contributions to the Plan.





End of Article 8

                                    ARTICLE 9

                               GENERAL PROVISIONS


         Section 9.01. No Rights of Employment. The establishment of the Plan shall not be construed as conferring any legal rights upon any employee or other person for continuation of employment, nor shall it interfere with the rights of the Employer to discharge any Employee and to treat him without regard to the effect which such treatment might have upon him as a Member of the Plan.

         Section 9.02. Certain Pension Reductions. The Committee shall, upon direction of the Board of Directors uniformly applicable to all Employees similarly situated, deduct from any Pension under the Plan all or part of any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof, on account of which contributions have been made or premiums or taxes paid by any Employer with respect thereto; provided that benefits payable under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Plan, except as specifically provided in Article 4. Prior to making any offset under this Section 9.02, the Employer shall notify the Internal Revenue Service by certified mail that such offset is to be made, and no such offset shall be made unless the Internal Revenue Service shall have approved said offset.

         Section 9.03. Payments in the Event of Death, Illness and Legal Disability. In the event of the death of a Member or beneficiary not survived by a person designated to receive any payment then due, or in the event that the Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or under other legal incompetency, the Committee may, in such event, in its sole discretion, direct that any benefit payment due him, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, unless claim shall have been made therefor by a duly appointed legal representative. Any payment made pursuant to the power herein conferred on the Committee shall operate as a complete discharge of all obligations of the Plan, the Employer, the Committee and the Trustee, to the extent of the payments so made.

         Section 9.04.  Certain Credited Service.

         (a) If any persons become employees of the Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors may, by appropriate resolution adopted prior to the date of such merger, consolidation or acquisition, exclude all or a specified class of said Employees from participation in the Plan. In the absence of such a resolution, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with such other company. The foregoing actions of the Board of Directors shall be subject to the continued qualification of the trust for the Plan as tax-exempt under the Code and shall be subject to Section 401(a)(4) of the Code.

         (b) If any company is now or hereafter becomes a subsidiary or associated company of the Company, the Board of Directors may, in accordance with Section 401(a)(4) of the Code, include the employees of such subsidiary or associated company in the membership of the Plan upon appropriate action by such company necessary to adopt the Plan. In such event, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with such subsidiary or associated company, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code. Any such subsidiary or associated company may terminate its participation in the Plan upon appropriate action by it. The funds of the Plan held on account of Members in the employ of such company not yet retired, after provision in full for all Members who have retired from the employ of such company, shall be determined by the Committee on the basis of actuarial valuation, and shall be applied as provided in Article 10 in the manner there provided if the Plan should be terminated, or shall be segregated by the Trustee or the Insurance Company as a separate trust or fund, pursuant to certification to the Trustee or the Insurance Company by the Committee, continuing the Plan as a separate Plan for employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Board of Directors of the Company, including the appointment of the members of the Committee.

         Section 9.05. Merger or Consolidation of Plan. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, Spouse, retired Member or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

         Section 9.06. Merged Plan Pension. The Company, by action of its Board of Directors, may authorize the merger of any retirement plan (the "Merged Plan") that is qualified under Section 401(a) of the Code and that is maintained by an Affiliated Company with and into the Plan. Any such merger shall be deemed to be an amendment and restatement of the Merged Plan in the form of the Plan; provided, however, that benefits of participants accrued in the Merged Plan prior to the effective date of the merger shall be protected under the Plan to the extent required pursuant to Section 411(d)(6) of the Code. A participant in the Merged Plan shall be entitled to a Pension payable from the Plan in an amount equal to the benefit such participant was entitled to under the terms of the Merged Plan as of the effective date of the merger, plus any benefit the participant may become entitled to under the Plan, if he is in a classification of employment eligible to participate in the Plan. In connection with a merger described in this Section 9.06, the Company shall attach an Appendix to this Plan, or take such other action as it deems appropriate, to identify the benefits and options of the Merged Plan protected under the Plan and shall cause the Plan's actuary to prepare a special schedule of benefits, as described in Treasury Regulation Section 1.414(l)-1(f)(3), or maintain data sufficient to create such a schedule, as described in Treasury Regulation Section 1.414(l)-1(i).

         Section 9.07. Payments Only from Trust Fund. All benefits of the Plan shall be payable solely from the Trust Fund and neither the Employer, the Committee or the Trustee shall have any liability or responsibility therefor except as expressly provided herein.

         Section 9.08. Unclaimed Benefits. Neither the Trustee nor the Committee shall be obliged to search for, or ascertain the whereabouts of, any Member or Beneficiary. The Committee, by certified or registered mail addressed to his last known address of record with the Committee or the Employer, shall notify any Member or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall quote the relevant provisions of this Section 9.08. If the Member or Beneficiary fails to claim his benefits or make his whereabouts known in writing to the Committee within a reasonable period of time after the date of notification, the Committee shall notify the Social Security Administration of the Member's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Committee shall request the Social Security Administration to notify the Member (or Beneficiary) in accordance with the procedures it has established for such purpose. If the Committee or the Trustee, with the assistance of the Committee, cannot make payment of any amount to a Member or Beneficiary within three years after such amount becomes payable because the identity or whereabouts of such Member or Beneficiary cannot be ascertained, the Committee, at the end of such three-year period will direct that all unpaid amounts which would have been payable to such Member or Beneficiary be treated as a forfeiture hereunder; provided, however, that if such individual is subsequently located, benefits shall thereupon become payable in the same amount as would otherwise have been payable at the Normal Retirement Date or earlier date of death of the Member.





End of Article 9

                                   ARTICLE 10

                            AMENDMENT OR TERMINATION


         Section 10.01.  Amendment and Duration of the Plan.

         (a) Amendment and Termination of the Plan. The Company expects to continue the Plan indefinitely but it necessarily reserves the right to amend the Plan, in whole or in part, at any time or from time to time, under the procedure described in Section 10.02, and to suspend or terminate the Plan, in whole or in part, at any time, by action of the Board of Directors.

         (b) Limitation on Amendment and Termination of the Plan. No amendment, suspension or termination of the Plan otherwise permitted will deprive any Member, Beneficiary or other person of his right to any benefits (in the case of termination, to the extent such benefits are funded) to which any such person is entitled on the date such amendment, suspension or termination becomes effective. In addition, no such action will operate to recapture for the Company any part of the Trust Fund, except as permitted hereunder, or, except to the extent necessary to meet the requirements of the Internal Revenue Service or any other governmental authority.

         (c) Effect of Termination. If the Plan is completely terminated, no further contributions will be required to be made by the Employer. If the Employer's contributions to the Plan are suspended and the Plan is thereafter completely terminated before the resumption of such contributions, then, to the extent permitted by Section 4044 of ERISA, Section 10.3 shall be applied to all Members whose employment with the Employer terminates during the period for which such contributions were suspended as if the date of termination of the Plan had been the date on which such suspension of Employer contributions became effective.

         (d) Vesting on Termination. Notwithstanding any other provision of the Plan to the contrary, upon the date of full or partial termination of the Plan an affected Member's right to his Pension shall become one hundred percent vested. The value of such Pension shall be determined on the date the Pension becomes fully vested. The Committee shall interpret and administer this Section
10.1 in  accordance  with the intent and scope of the  regulations  issued under
Section 411(d)(3) of the Code.

         (e) Amendment to Vesting Schedule. Although the Company reserves the right to amend the vesting provisions of the Plan at any time, the Company shall not amend the vesting provisions of Section 4.03 (and no amendment shall be effective) if the amendment would reduce the vested percentage of any Member's Pension (determined as of the later of the date the Company adopts the amendment, or the date the amendment becomes effective) to a percentage less than the vested percentage computed under the Plan without regard to the amendment.

         In the event the vesting provisions of the Plan are amended or any other amendment to the Plan is adopted which directly or indirectly affects the computation of the vested percentage of a Member's Pension, the vested Pension of any Member who has completed at least three (3) years of Credited Service shall be computed under the vesting schedule, original or amended, which will result in the greatest vested percentage being credited to the affected Member.

         Section 10.02. Procedure for Amendment. Any amendment which is required to be made to the Plan by the Code or ERISA, or by any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of ERISA, as well as all other amendments to the Plan, shall be made by action of the Board of Directors, or by such person or persons, including the Committee, as may be designated, by the Board of Directors to exercise the authority of the Company to amend the Plan.

         Section 10.03. Termination of the Plan. In the event of a complete or partial termination of the Plan by the Company which affects the Trust Fund or any right to any benefits payable from the Trust Fund, the assets of the Trust Fund will be allocated, subject to provision for expense of administration of liquidation, in the manner required by Section 4044 of ERISA, as modified pursuant to Treasury Regulation Section 1.414(l)-1(f) following a merger described in Section 9.06. To the extent funded, the rights of all Members affected thereby to benefits payable from the Trust Fund accrued as of the date of termination will be fully vested and nonforfeitable. Any residual assets of the Trust Fund attributable to contributions of the Employer remaining after the above allocation will be distributed to the Company provided all liabilities of the Trust Fund to all Members, their Beneficiaries and other persons entitled to benefits payable from the Trust Fund under the Plan have been satisfied.

         Section 10.04. Corporate Transactions. The Plan shall not automatically be terminated by the Employer's acquisition by or merger into any other company or as a result of a similar corporate transaction, but the Plan shall be continued after such transaction provided the successor company agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor company, effective as of the date of the transaction.

         Section 10.05. Certain Restrictions on Distributions. Upon the termination of the Plan, the annual Pension payments to a Member who is among the twenty-five (25) highest highly compensated employees (as defined in Section 414(q) of the Code) and the twenty-five (25) highest former highly compensated employees shall be restricted to an amount equal to the payments that would be made on behalf of the Member under a single life annuity that is the Equivalent Actuarial Value of the Member's Pension under the Plan. The foregoing restrictions will not apply, however, if one of the following conditions are satisfied:

         (a) After payment to a Member described in the preceding paragraph of all of his benefits under the Plan, the value of the Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code, or

         (b)      The value  of  "benefits"  for  a  Member  described  in   the
preceding paragraph is less than 1% of the value of current liabilities, or

         (c) The value of benefits payable to the Member under the Plan does not exceed the amount described in Section 411(a)(11)(A) of the Code regarding the restrictions on mandatory lump sum distributions of less than $3,500.

         The term "benefits" for purposes of this Section 10.5 includes any periodic income, any withdrawal values payable to a living Member, and any death benefits not provided for by insurance on the Member's life.

         Notwithstanding the foregoing provisions of this Section 10.5, upon the termination of the Plan the Pensions payable to highly compensated employees (as defined in Section 414(q) of the Code) shall be limited to an amount which is nondiscriminatory within the meaning of Section 401(a)(4) of the Code.





End of Article 10

                                   ARTICLE 11

                              TOP HEAVY PROVISIONS


         Section 11.01. Top Heavy Rules Applied. Notwithstanding any provisions of this Plan to the contrary, if during any Plan Year, the Plan is a Top Heavy Plan, the provisions of this Article 11 shall apply.

         Section 11.02. Minimum Benefits. During any Plan Year in which the Plan is a Top Heavy Plan the Pension of each Member who is a Non-Key Employee, when expressed as an annual retirement benefit, shall not be less than the lesser of:

         (a) 2% multiplied by the Member's years of Credited Service (excluding any such year of Credited Service ending in a plan year under the Prior Plan beginning before January 1, 1984 and any year of Credited Service that begins after the close of the last Plan Year in which the Plan was a Top Heavy Plan); or

         (b) 20% of the  Member's  average  Annual  Compensation  (as defined in
Section 4.13(h)(iii)) during the period of five consecutive Plan Years during which the Member had the greatest aggregate Annual Compensation.

         For the purposes of this Section 11.02, an annual retirement benefit is a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement Age. An Employee who is not a Key Employee may not fail to accrue a minimum benefit under this Section 11.02 because either (i) such Employee is otherwise excluded from participation (or accrues no benefit) merely because the Employee's Annual Compensation is less than a stated amount or (ii) the Employee is otherwise excluded from participation (or accrued no benefit) merely because of a failure to make mandatory Employee contributions.

         In addition, notwithstanding the preceding provisions of this Section 11.02, the following rules shall apply for purposes of determining whether the minimum benefit requirements of this Section 11.02 have been satisfied in the event that during a Plan Year the Employer maintains two or more qualified plans (within the meaning of Section 1.401-0(b) of the Treasury Regulations) that are Top Heavy Plans or Super Top Heavy Plans for a Plan Year. If the Employer maintains during a Plan Year two or more defined benefit plans (within the meaning of Section 414(j) of the Code), the minimum benefits required by this
Section 11.02 on behalf of a Member who is not a Key Employee and who participates in both this Plan and such other plans shall, unless provided otherwise in such other plans, be provided under this Plan to the extent this Plan provides for a benefit accrual sufficient to satisfy such minimum, and only to the extent that such minimum is not provided under this Plan shall any portion of such minimum benefits be provided under such other plans.

         If during a Plan Year, the Employer maintains this Plan and a defined contribution plan (within the meaning of Section 414(i) of the Code) and a Member who is not a Key Employee participates in both of such plans, then if such Member is entitled to accrue a benefit under this Plan with respect to such Plan Year, and such Member has accrued a benefit equal to or in excess of two percent (2%) multiplied by his number of years of Credited Service (excluding years of service accrued during Plan Years, if any, commencing prior to January 1, 1984, and Plan Years during which the Plan was not a Top Heavy Plan) multiplied by the Member's average Annual Compensation (as defined in Section 4.13(h)(iii)) during the five consecutive year period during which the Member had the greatest aggregate Annual Compensation from the Employer, the Employer shall not be required to provide for such Member under such other plan the minimum benefit otherwise required under Section 416 of the Code, and for purposes of determining whether the minimum benefit provisions of this Section
11.02 have been satisfied, the minimum benefit accrual under this Plan shall be offset by the benefits provided under such other plan for such Plan Year as provided in Section 1.416-1, M-12, of the Treasury Regulations.

         If for a Plan Year this Plan is a Top Heavy Plan, but not a Super Top Heavy Plan, and the Employer makes contributions on behalf of a Member under both this Plan and a defined contribution plan (within the meaning of Section 414(i) of the Code) and the Employer wishes to use a factor of 1.25 rather than
1.0 as a limitation on the sum of the Defined Contribution Fraction (within the meaning of Section 4.13(h)(iv)) and the Defined Benefit Fraction (within the meaning of Section 4.13(h)(v)) for the Limitation Year, then the defined benefit plan minimum benefit accrual specified above shall be increased by one percentage point (up to a maximum of ten percentage points) for each year of Credited Service within which a Plan Year during which this Plan was a Top Heavy Plan or Super Top Heavy Plan ended, provided that no such year of Credited Service completed under the Prior Plan during a plan year beginning prior to January 1, 1984, shall be counted for such purpose. The defined contribution minimum for such Limitation Year shall be increased to 7-1/2% of compensation. Nothing in this Section 11.02 shall prohibit the Employer from making contributions in excess of the minimums stated herein provided such contributions are otherwise in accordance with the provisions of the Plan or other plan pursuant to which they are made.

         Section 11.03.  Adjustment to Limitation on Benefits.

         (a) Super Top Heavy Plan Years. If during a Plan Year this Plan is a Super Top Heavy Plan and a Member also participates in one or more qualified defined contribution plans (as defined in Section 414(i) of the Code) maintained by the Employer (as defined in Section 4.13(h)(ii)), Section 4.13 shall be applied by substituting "1" for "1.25" each place "1.25" appears therein. In addition, the transition rule of Section 415(e)(6)(B)(i) shall be applied to
Section 11.02, if applicable, by substituting "$41,500" for "$51,875".

         (b) Top Heavy Plan Years. In addition, the above limitation shall apply to this Plan in any Limitation Year that this Plan is a Top Heavy Plan but is not a Super Top Heavy Plan and the accrued benefit of each Member who is a non-Key Employee, when expressed as an annual retirement benefit, is less than 3% multiplied by the number of years of Credited Service with the Employer or 20% plus one percentage point for each year for which this Plan was taken into account under Section 416(h) of the Code (but not by more than ten percentage points) multiplied by the Member's average compensation during the period of five consecutive years during which the Member had the greatest aggregate compensation from the Employer. Years of Credited Service for purposes of the immediately preceding sentence shall not include any year of Credited Service under the Prior Plan ending in a plan year beginning before January 1, 1984, and shall not include any year of Credited Service that begins after the close of the last year in which the Plan was a Top Heavy Plan. For the purposes of this Section 11.03, an annual retirement benefit is a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement Age.

         (c) Special  Rule.  Notwithstanding  the  foregoing  provisions of this
Section 11.03, if for any Plan Year the Plan is a Top Heavy Plan or Super Top Heavy Plan, the sum of the Defined Benefit Fraction (within the meaning of Section 4.13(h)(v)) and the Defined Contribution Fraction (within the meaning of
Section  4.13(h)(iv))  for a Limitation  Year may in the case of a Member exceed
1.0 (but not 1.25) if, but only if, there are no further benefit accruals for that individual under any defined benefit plan (within the meaning of Section 414(j) of the Code) maintained by the Employer (as defined in Section 4.13(h)(ii)) and no further annual additions (within the meaning of Section 415(c)(2) of the Code) for that individual under any defined contribution plan (within the meaning of Section 414(i) of the Code) maintained by the Employer (as defined in Section 4.13(h)(ii)) until the sum of such fractions satisfies the rules of Section 415(e) of the Code using the 1.0 factor for that individual.

         Section  11.04.  Vesting  Schedule.  Notwithstanding  the provisions of
Section 4.03, beginning with the first Plan Year beginning after December 31, 1983 in which the Plan is a Top Heavy Plan, the following provisions shall be applicable in determining the nonforfeitable interest in a Member's Pension under Section 4.03 of the Plan:

         (a) Except as provided in Section 11.03(b) below, each Member whose employment with the Employer terminates before his Normal Retirement Age shall be entitled (as a vested interest) to receive a percentage of his Pension determined in accordance with the following schedule:

                                Years of
                           Credited Service                                     Vested Interest
                           ----------------                                     ---------------
                           Less than 2                                                    0%
                           2 but less than 3                                             20%
                           3 but less than 4                                             40%
                           4 but less than 5                                             60%
                           5 or more                                                    100%

Notwithstanding any of the foregoing, if during any prior Plan Year the Plan was a Top Heavy Plan and in any subsequent Plan Year the Plan ceases to be a Top Heavy Plan, the rights of a Member who had performed at least one hour of service for the Employer during the period the Plan was a Top Heavy Plan in and to his Pension shall not be less than his vested rights during the period that the Plan was a Top Heavy Plan. Provided, further, any Member who has three or more years of Credited Service at the beginning of a Plan Year in which the Plan ceases to be a Top Heavy Plan shall have the right to elect, within a reasonable time of the beginning of the Plan Year in which the Plan ceases to be a Top Heavy Plan, to have his nonforfeitable percentage under this Plan computed in accordance with the schedule applicable to Plan Years in which the Plan is a Top Heavy Plan. Any election made under this Section 11.04 shall be made in the manner specified by Section 10.01(e) as if such change in vesting schedule had been made by way of an amendment to the Plan.

         (b) The schedule in Section 11.04(a) above shall not apply to the Pension of any Member who does not perform an hour of service after the Determination Date on which the Plan first became a Top Heavy Plan; any such Member's vested interest in his Pension shall be determined by applying the vesting requirements of Section 4.03 of the Plan as applicable to the Plan prior to the Determination Date on which the Plan first became a Top Heavy Plan.

         Section 11.05.  Additional Definitions.

         (a) Aggregation Employee means any employee of the Aggregation Employer, including any leased employees (within the meaning of Section 414(n) of the Code). For this purpose, an individual formerly employed by an Aggregation Single Employer shall be deemed an Aggregation Employee.

         (b) Aggregation Employer means the deemed single employer that includes the Employer and results from the aggregation of employers that Sections 414(b), 414(c), and 414(m) of the Code require be aggregated and treated as a single employer.

         (c) Aggregation Single Employer means an employer that Sections 414(b), 414(c), and 414(m) of the Code require be aggregated with the Employer and other employers and treated as a single employer.

         (d) Determination Date means with respect to any plan year, the last day of the preceding plan year, except in the case of the first plan year of a plan, in which event the Determination Date shall be the last day of such plan year. Whenever it is necessary to determine the value of accrued benefits as of a given Determination Date, such value shall be determined as of the valuation date that coincides with the Determination Date or, if there is no such valuation date, the most recent valuation date that is within a twelve-month period ending on the Determination Date.

         (e) Key Employee means any Aggregation Employee or former Aggregation Employee (including any deceased employee) who is an Employee defined in Section 416(i)(1) of the Code.

         (f) Non-key Employee means an Employee defined in Section 416(i)(2) of the Code.

         (g) Permissive Aggregation Group means a plan or a group of plans that must be aggregated in the Required Aggregation Group and any other plan or plans of an Aggregation Employer if the group would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code with such additional plan being taken into account. Benefits under such plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each plan as of each plan's Determination Date) and adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

         (h) Plan. The term "plan" as used in this Section 11.05 means a plan that satisfies the requirements of Section 401(a) of the Code.

         (i) Plan Year. The term "plan year" shall mean the plan year of a plan of an Aggregation Single Employer.

         (j) Required Aggregation Group shall mean a group of plans consisting of (i) each plan of the Aggregation Employer in which a Key Employee participates during the plan year containing the Determination Date for such plan or has participated during any of the immediately preceding four (4) plan years and (ii) any other plan of the Aggregation Employer that enables any of such plans to satisfy the requirements of Section 401(a)(4) or 410 of the Code. Benefits under such plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each plan as of each plan's Determination Date) and adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

         (k) Top Heavy Plan. If for a given Plan Year the Plan is not a member of a Required Aggregation Group (because there are no other plans that must be aggregated with the Plan), the Plan shall be a Top Heavy Plan (herein so called) if the sum (determined as of the Determination Date for the Plan) of the present value of the cumulative Accrued Benefits (determined in accordance with Section 1.416-1 of the Treasury Regulations) for Key Employees of the Employer exceeds 60% of a similar sum determined for all Employees. If for a given Plan Year the Plan is a member of a Required Aggregation Group, the Plan shall be a Top Heavy Plan for such Plan Year if, as of the Plan's Determination Date for such Plan Year, both the Required Aggregation Group and the Permissive Aggregation Group that include the Plan are Top Heavy Groups (herein so called). A "Top Heavy Group" is any Required Aggregation Group or Permissive Aggregation Group if the sum (determined as of the Determination Dates for the plans in such group that fall within the same calendar year) of (i) the present value of the accrued benefits (determined in accordance with Section 1.416-1 of the Treasury Regulations based on the 1984 Unisex Pension Annuity Mortality Table and an interest rate of five percent per annum, compounded annually) for Key Employees under all defined benefit plans (within the meaning of Section 414(j) of the Code) included in such group and (ii) the accrued benefits (determined in accordance with Section 1.416-1 of the Treasury Regulations) of Key Employees under all defined contribution plans (within the meaning of Section 414(i) of the Code) included in such group exceeds 60% of a similar sum determined for all Aggregation Employees. For the purpose of determining the present value of the accrued benefit of any employee, the present value shall be increased, as required by Section 1.416-1 of the Treasury Regulations, by the aggregate distributions made with respect to such Employee under the plan during the five year period ending on the Determination Date for such plan, and under any terminated plan that, if it had not been terminated, would have been included in the Required Aggregation Group. Notwithstanding the foregoing provisions of this Section 11.05(j), if any individual has not performed any service for any employer maintaining the plan at any time during the five year period ending on the Determination Date for such plan, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

         Except to the extent provided in Regulations of the Secretary of the Treasury, any rollover contribution (or similar transfer) initiated by an Employee to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top Heavy
Plan (or whether any aggregation group which includes such plan is a Top Heavy Group). If any individual is not a Key Employee with respect to a plan in the aggregation group for any plan year, but such individual was a Key Employee with respect to a plan in the aggregation group for any prior plan year, any accrued benefit for such Employee and the account of such employee shall not be taken into consideration in making a determination of the top heavy status of the plan. Each plan in a Top Heavy Group shall be deemed a Top Heavy Plan.

         (l) Super Top Heavy Plan means a Top Heavy Plan if the plan would be a Top Heavy Plan if "90%" were substituted for "60%" each place it appears in
Section 11.05(j) above.





End of Article 11

                                   ARTICLE 12

                                  MISCELLANEOUS


         Section 12.01. Execution of Receipts and Releases. Any payment to any Member, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and the Trust. The Committee may require such Member, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

         Section 12.02. No Guarantee of Interests. Neither the Trustee, the Committee, nor any Employer guarantees the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or become due to any person from the Trust Fund. The liability of the Committee, the Trustee and the Employer to make any payment from the Trust Fund is limited to the then available assets of the Trust Fund, and any insurance contracts or policies purchased to fund the Trust Fund pursuant to the terms of the Plan.

         Section 12.03. Employer Records. Records of an Employer as to an Employee's or Member's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

         Section 12.04. Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within a Fiduciary's discretion made in good faith is final, binding and conclusive on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

         Section 12.05. Errors in Payment: Misstatements. If any error, including an error resulting from any statement made or omitted to be made by any Member, surviving Spouse or Beneficiary in any document or other information required to be submitted in connection with the Plan, shall result in the payment to any individual or entity of more or less than such person would have received but for such error, the Committee may correct such error and adjust payments hereunder as far as possible, in such manner that the Equivalent Actuarial Value of the benefit to which such person was correctly entitled shall be paid.

         Section 12.06. Uniform Rules. Uniform rules shall be applied in administering the Plan to all Members similarly situated.

         Section 12.07. Evidence. Evidence required of anyone under the Plan may be given by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         Section 12.08. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

         Section 12.09. Notice. Any notice required to be given herein by the Trustee, an Employer, or the Committee, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, postage prepaid, in an envelope addressed to the last known address of the person to whom the notice is given.

         Section 12.10. Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

         Section 12.11. Successors. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, and upon the Employer, its successors and assigns, and upon the Trustee, the Committee, and their successors.

         Section 12.12. Obligations of the Company. The obligations of the Company under the Plan shall be limited to those obligations specifically assumed by it under the terms hereof, together with such additional obligations, if any, as may be imposed upon the Company by applicable law.

         Section 12.13. Headings. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construing the provisions hereof.

         Section 12.14. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas, except to the extent preempted by ERISA.





End of Article 12

     IN WITNESS WHEREOF, Eljer Manufacturing, Inc. has executed this Plan on the 29th day of September, 1995, with this amendment and restatement of the Plan effective as set forth herein.

                                        ELJER MANUFACTURING, INC.




                                        By /s/Brooks F. Sherman
                                          -----------------------------------
97521.4/4